As filed electronically with the Securities and Exchange Commission on or about April 30, 2020

Registration No. 333-______

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[      ] Pre-Effective Amendment No. ___      [      ] Post-Effective Amendment No. ___

FIRST TRUST EXCHANGE-TRADED ALPHADEX® FUND II

(Exact Name of Registrant as Specified in Charter)

120 East Liberty Drive
Suite 400
Wheaton, Illinois 60187

(Address of Principal Executive Offices) (Zip Code)

(630) 765-8000

(Registrant’s Area Code and Telephone Number)

W. Scott Jardine
First Trust Advisors L.P.
120 East Liberty Drive
Suite 400
Wheaton, Illinois 60187

(Name and Address of Agent for Service)

With copies to:

Eric F. Fess
Chapman and Cutler LLP
111 West Monroe Street
Chicago, Illinois 60603

TITLE OF SECURITIES BEING REGISTERED:

Shares of beneficial interest ($0.01 par value per share) of
First Trust Developed Markets ex-US AlphaDEX® Fund, a Series of the Registrant.

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

No filing fee is required because of reliance on Section 24(f) and an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

First Trust Australia AlphaDEX® Fund

First Trust Canada AlphaDEX® Fund

First Trust Hong Kong AlphaDEX® Fund

And

First Trust South Korea AlphaDEX® Fund

A Message from the Chairman of the Board of Trustees

[                        ], 2020

Dear Shareholder:

I am writing to you to ask for your vote on a very important matter that will significantly affect your investment in the First Trust Australia AlphaDEX® Fund (“FAUS”), the First Trust Canada AlphaDEX® Fund (“FCAN”), the First Trust Hong Kong AlphaDEX® Fund (“FHK”) and/or the First Trust South Korea AlphaDEX® Fund (“FKO” and together with FAUS, FCAN and FHK, the “Target Funds” or each individually, a “Target Fund”), as applicable. Enclosed is a joint proxy statement and prospectus seeking your approval of a proposal at a joint special meeting of shareholders of the Target Funds (the “Meeting”).

At the Meeting, which is expected to be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on [________], 2020, at [_____ p.m.], shareholders will be asked to consider and vote upon proposed reorganization transactions (each, a “Reorganization” and collectively, the “Reorganizations”) whereby the Target Funds will be combined with First Trust Developed Markets ex-US AlphaDEX® Fund (“FDT”), an exchange-traded fund (“ETF”) organized as a separate series of First Trust Exchange-Traded AlphaDEX® Fund II, an open-end management investment company, pursuant to which shareholders of each of the Target Funds would become shareholders of FDT.

Through the Reorganizations, shares of each Target Fund would be exchanged, on a tax-free basis for federal income tax purposes as further described herein, for shares of FDT with an equal aggregate net asset value, and each Target Fund’s shareholders will become shareholders of FDT.

In determining to recommend approval of the proposal, the Board of Trustees of the Target Funds considered the following factors, among others:

•	the Target Funds and FDT utilize the same index provider and track indices that are composed of securities issued by companies operating in developed markets according to Nasdaq, Inc.;
•	the Reorganizations are expected to allow shareholders of each Target Fund to hold shares of a fund with significantly greater net assets; and
•	each Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes.

The Board of Trustees of each of the Target Funds has unanimously approved the Agreement and Plan of Reorganization (the “Plan”) and the transactions it contemplates and recommend that the shareholders of each of the Target Funds vote “FOR” approval of the Plan and the Reorganizations it contemplates. A copy of the form of the Plan is attached as Exhibit A to the enclosed joint proxy statement and prospectus.

Also included in this booklet are the following materials concerning the upcoming Meeting:

•	a Notice of Joint Special Meeting of Shareholders, which summarizes the proposals for which you are being asked to provide voting instructions; and
•	a joint proxy statement and prospectus, which provides detailed information on FDT, the specific proposals being considered at the Meeting and why the proposals are being made, including the differences between the Target Funds and FDT.

While you are, of course, welcome to join us at the Meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card or by voting by touch-tone telephone or via the Internet. We urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card or vote by touch-tone telephone or via the Internet. A postage-paid envelope is enclosed for mailing, and touch-tone telephone and Internet voting instructions are listed at the top of your proxy card.

Your vote is very important. As a shareholder, you are entitled to cast one vote for each share of each Target Fund that you own. Please take a few moments to read the enclosed materials and then cast your vote.

Our proxy solicitor, AST Fund Solutions LLC, may contact you to encourage you to exercise your right to vote.

We appreciate your participation in this important Meeting. Thank you.

Sincerely yours,

James A. Bowen

Chairman of the Board of Trustees,
First Trust Exchange-Traded AlphaDEX® Fund II

If You Need Any Assistance, Or Have Any Questions Regarding The Proposed Reorganizations Or How To Vote Your Shares, Call AST Fund Solutions LLC at [                ] Weekdays From 9:00 a.m. To 10:00 p.m. Eastern Time.

-ii-

Important Notice to Shareholders of

First Trust Australia AlphaDEX® Fund

First Trust Canada AlphaDEX® Fund

First Trust Hong Kong AlphaDEX® Fund

And

First Trust South Korea AlphaDEX® Fund

Questions & Answers

[                    ], 2020

Although we recommend that you read the entire joint proxy statement and prospectus, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	What is happening?
A.	You are being asked to vote to approve, at a joint special meeting of shareholders (the “Meeting”), the reorganization of First Trust Australia AlphaDEX® Fund (“FAUS”), First Trust Canada AlphaDEX® Fund (“FCAN”), First Trust Hong Kong AlphaDEX® Fund (“FHK”) and/or First Trust South Korea AlphaDEX® Fund (“FKO” and together with FAUS, FCAN and FHK, the “Target Funds” or each individually, a “Target Fund”), as applicable, into First Trust Developed Markets ex-US AlphaDEX® Fund (“FDT,” and the Target Funds and FDT are each a “Fund” and, together, the “Funds”). Specifically, you are being asked to consider and approve an Agreement and Plan of Reorganization (the “Plan”) between First Trust Exchange-Traded AlphaDEX® Fund II (the “Trust”), of which each of the Target Funds is a series, on behalf of each Target Fund, and the Trust, of which FDT is a series, on behalf of FDT, pursuant to which the assets and liabilities of each of the Target Funds will be transferred to FDT, and shareholders of each Target Fund will become shareholders of FDT (each a “Reorganization” and, collectively, the “Reorganizations”).

The Board of Trustees of the Target Funds has determined that the proposal is in the best interests of each Target Fund. The Board of Trustees unanimously recommends that you vote FOR the proposal.

Q.	How will the Reorganizations be effected?
A.	Assuming that the shareholders of each of the Target Funds approve the respective Reorganization, the Target Funds will be reorganized into FDT. Immediately following the reorganizations, each Target Fund will be terminated as a series of the Trust.

Upon the closing of the Reorganizations of the Target Funds into FDT, the shareholders of the Target Funds will receive newly issued shares of FDT. Shareholders of the Target Funds will receive a number of FDT shares equal in aggregate net asset value to the aggregate net asset value of each of the Target Fund shares held by such shareholders, each computed as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the date of the closing of the Reorganizations (the “Valuation Time”).

Q.	Why are the Reorganizations being recommended?
A.	The Target Funds have failed to gather assets and have received limited market validation. This may be partially due to the fact that FCAN, FHK and FKO have underperformed their respective benchmarks over 1, 3 and 5 year time periods as well as since their respective inceptions and FAUS has underperformed its benchmark over the last 1 and 3 year periods. Additionally, FCAN, FHK and FKO rank at the bottom of their relevant peer groups over all time periods and FAUS ranks at the bottom of its relevant peer group over the last 1 and 3 year periods. The Board of Trustees and management have regularly monitored the size and performance of the Target Funds and considered a variety of alternatives to increase their assets and have sought to develop a viable approach to address their lack of scale. FDT has significantly greater assets than each of the Target Funds and has outperformed each Target Fund since such Target Fund’s respective inception through the end of 2019. The Board of Trustees and management of the Target Funds believe the Reorganizations may allow the shareholders of the Target Funds who become shareholders of FDT to experience the benefits associated with holding shares in a fund with significantly greater assets than the Target Funds while allowing the shareholders of the Target Funds the opportunity to continue their investment in an index strategy focused on developed foreign markets. If the Reorganizations are consummated, the shareholders of the Target Funds will receive FDT shares equal in aggregate net asset value to the aggregate net asset value of their respective Target Fund shares as of the Valuation Time. Immediately after the Reorganizations, FDT will have a greater asset base than each of the Target Funds prior to the Reorganizations. In addition, FDT has and is expected to maintain the same total operating expense ratio as each of the Target Funds following the Reorganizations and FDT has historically made higher distributions than the Target Funds, other than FAUS and FHK. No assurances can be given that FDT’s total operating expense ratio and distributions will remain at its current rate.
Q.	Will shareholders of the Funds have to pay any fees or expenses in connection with the Reorganizations?
A.	Yes. The direct costs associated with the proposed Reorganizations, including the costs associated with the Meeting, will be borne by First Trust Advisors, L.P., the investment adviser of the Funds (“First Trust” or the “Adviser”), regardless of whether the Reorganizations are completed. However, the indirect expenses of each Reorganization, primarily relating to the sale of the assets of the applicable Target Fund, will be borne by such Target Fund and will impact the net asset value of such Target Fund prior to the applicable Reorganization. Notwithstanding the foregoing, any trading costs associated with FDT reinvesting the assets transferred from each of the Target Funds will be reimbursed by First Trust.
Q.	Will the shares held by the shareholders of the Target Funds continue to be listed on the same exchange following the Reorganizations?

A.	Yes for all of the Funds except FAUS. The shares of FCAN, FHK, FKO and FDT are all currently listed and trade on the Nasdaq Stock Market (“Nasdaq”) and FDT shares will continue to be listed and trade on Nasdaq following the Reorganizations. FAUS is currently listed on the NYSE Arca Exchange (the “NYSE Arca”).
Q.	Do the Funds have similar investment strategies and risks?
A.	Yes. The investment strategies of the Target Funds and FDT are similar in certain respects, but have some important differences. As a result of such similarities, the Funds are subject to many of the same investment risks.

Each Target Fund is an index-based exchange-traded fund (“ETF”) whose investment objective is to seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of its respective Nasdaq AlphaDEX® country Index (each, an “Index”). In contrast, FDT is an index-based ETF whose investment objective is to seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the NASDAQ AlphaDEX® Developed Markets Ex-US Index (the “FDT Index”).

Each Target Fund pursues its investment objective by investing at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise its respective Index. Each Index is composed of securities issued by small, mid and large cap companies operating in each respective country. Each Target Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the respective Index. The Target Funds’ investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between each Target Fund’s performance and the performance of the respective Index; a figure of 1.00 would represent perfect correlation. Each Index is owned and is developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider”).

FDT pursues its investment objective by investing at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the FDT Index. The FDT Index is composed of securities issued by small, mid and large cap companies operating in developed markets excluding the United States, as classified by the Index Provider. FDT, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the FDT Index. FDT’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between FDT’s performance and the performance of the FDT Index; a figure of 1.00 would represent perfect correlation. The Index is owned and is developed, maintained and sponsored by the Index Provider.

The principal differences between the investment strategies of the Target Funds, on the one hand, and FDT, on the other hand, are: (i) that each of the Target Funds primarily holds securities of companies operating in a single country while FDT primarily holds securities of companies operating in developed markets (other than the US) across the globe, and as a result FDT has broader, more diversified geographic exposure than the Target Funds, (ii) that the Target Funds and FDT seek investment results that track different, but similar, indices and (iii) that certain of the Target Funds have significant exposure to certain sectors that FDT does not have while FDT has significant exposure to certain regions which may not be applicable to certain of the Target Funds. For example, FAUS has significant exposure to materials and real estate companies; FCAN has significant exposure to energy and materials companies; FHK has significant exposure to real estate companies; and FKO has significant exposure to industrial companies while FDT has significant exposure to Asian and European companies. As a result of such differences, the Target Funds and FDT are subject to different risks associated with such different investments and strategies.

Q.	Are the Funds managed by the same portfolio management team?
A.	Yes. First Trust Advisors L.P. serves as the investment adviser to the Target Funds and FDT. For each of the Target Funds and FDT, investments are made under the direction of the Investment Committee of First Trust with daily decisions being made jointly by Investment Committee members.
Q.	Will the Reorganizations constitute a taxable event for Target Fund shareholders?
A.	No. The Reorganizations are expected to qualify as tax-free reorganizations for federal income tax purposes and will not occur unless counsel to each of the Target Funds provides a tax opinion to that effect. If a shareholder chooses to sell their Target Fund shares prior to the Reorganizations, the sale will generate taxable gain or loss; therefore, such shareholder may wish to consult a tax advisor before doing so. Of course, the shareholder also may be subject to periodic capital gains as a result of the normal operations of the respective Target Fund whether or not the proposed Reorganizations occur.

Each Target Fund will sell all of its securities in its portfolio prior to the Reorganizations, and the cash proceeds from such sales will be transferred to FDT as part of the Reorganizations. The Target Funds intend to pay a dividend of any undistributed realized net investment income, if any, immediately prior to the closing of the Reorganizations of the Target Funds into FDT. The amount of dividends actually paid by each Target Fund, if any, will depend on a number of factors, such as changes in the value of such Target Fund’s holdings. Any net investment income realized prior to the Reorganizations will be distributed to the shareholders of the Target Funds as ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to the shareholders of the Target Funds. As of the date hereof, no long-term capital gains dividends are expected to be paid by the Target Funds prior to the Reorganizations.

Q.	Will the value of my investment change as a result of the approval of the proposed Reorganizations?
A.	Shareholders of the Target Funds will receive a number of FDT shares equal in aggregate net asset value to the aggregate net asset value of the respective Target Fund shares held as of the Valuation Time. It is estimated that portfolio sales will result in transaction costs payable by each Target Fund in advance of the Reorganizations as follows: approximately $1,500, or 0.05% of FAUS’ net assets, approximately $1,300, or 0.05% of FCAN’s net assets, approximately $4,500, or 0.15% of FHK’s net assets, and approximately $5,400, or 0.35% of FKO’s net assets, all based on average costs normally incurred in such transactions. It is likely that the number of shares a Target Fund shareholder owns will change as a result of the Reorganizations because shares of each of the Target Funds will be exchanged for shares of FDT at an exchange ratio based on the Funds’ relative net asset values, which will likely differ from one another at the Valuation Time.

Q.	What vote is required to approve the proposed Reorganizations?
A.	The approval of the proposed Reorganizations requires the affirmative vote for each Target Fund of (i) 67% or more of such Target Fund’s shares present at the Meeting, if the holders of more than 50% of the outstanding shares of such Target Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of such Target Fund, whichever is less. If the Reorganizations are not approved by the shareholders of each Target Fund, the Reorganizations will not be consummated. Accordingly, the Reorganizations may not be completed even if shareholders of your Target Fund vote to approve the Reorganization proposal.
Q.	How does the Board of Trustees recommend that shareholders vote on the proposal?
A.	After careful consideration, the Board of Trustees has determined that the Reorganizations are in the best interests of each Target Fund and that the interests of each of the Target Funds’ existing shareholders will not be diluted as a result of the Reorganizations, and recommends that shareholders vote FOR the proposal.
Q.	What will happen if the required shareholder approval is not obtained?
A.	In the event that shareholders of any of the Target Funds do not approve the respective Reorganization, each Fund will continue to exist and operate on a stand-alone basis.
Q.	When would the proposed Reorganizations be effective?
A.	If approved, the Reorganizations are expected to occur as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of the Reorganizations, shareholders of the Target Funds will receive notice indicating that the Reorganizations were completed.
Q.	How can I vote?

A.        You can vote in any one of four ways:

•	by mail, by sending the enclosed proxy card, signed and dated;
•	by phone, by calling one of the toll-free numbers listed on your proxy card for an automated touchtone voting line or to speak with a live operator;
•	via the Internet by following the instructions set forth on your proxy card; or
•	in person, by attending the Meeting.

Whichever method you choose, please take the time to read the full text of the enclosed joint proxy statement and prospectus before you vote.

Q.	Whom should I call for additional information about the joint proxy statement and prospectus?

A.        Please call AST Fund Solutions LLC, the Funds’ proxy solicitor, at [ ].

First Trust Australia AlphaDEX® Fund

First Trust Canada AlphaDEX® Fund

First Trust Hong Kong AlphaDEX® Fund

and

First Trust South Korea AlphaDEX® Fund

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

Notice of Joint Special Meeting of Shareholders
To be held on [_________], 2020

[                           ], 2020

To the Shareholders of First Trust Australia AlphaDEX® Fund, First Trust Canada AlphaDEX® Fund, First Trust Hong Kong AlphaDEX® Fund and First Trust South Korea AlphaDEX® Fund:

Notice is hereby given that a Joint Special Meeting of Shareholders (the “Meeting”) of First Trust Australia AlphaDEX® Fund (“FAUS”), First Trust Canada AlphaDEX® Fund (“FCAN”), First Trust Hong Kong AlphaDEX® Fund (“FHK”), and First Trust South Korea AlphaDEX® Fund (“FKO” and, together with FAUS, FCAN and FHK, the “Target Funds” or each individually, a “Target Fund”), each a series of First Trust Exchange-Traded AlphaDEX® Fund II, a Massachusetts business trust, is expected to be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on [_______], 2020, at [___ p.m.] Central time, to consider the following (the “Proposal”):

To approve an Agreement and Plan of Reorganization by and between First Trust Exchange-Traded AlphaDEX® Fund II (the “Trust”), on behalf of each of the Target Funds, and the Trust, on behalf of First Trust Developed Markets ex-US AlphaDEX® Fund (“FDT”), pursuant to which each Target Fund would (i) transfer all of its assets to FDT in exchange solely for newly issued shares of FDT and FDT’s assumption of all of its liabilities and (ii) immediately distribute such newly issued shares of FDT to the shareholders of each Target Fund (collectively, the “Reorganizations”).

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting and any adjournments or postponements thereof.

The time, date and location of the Meeting may be subject to change, or the Meeting may be held remotely, in light of the ongoing COVID-19 pandemic. Any change to the time, date or location of the Meeting will be included in a supplement to the accompanying joint proxy statement and prospectus and a press release.

Holders of record of shares of the Target Funds at the close of business on [_______], 2020 are entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof.

By order of the Board of Trustees of First Trust Exchange-Traded AlphaDEX® Fund II,

W. Scott Jardine

Secretary

Shareholders Who Do Not Expect To Attend The Meeting Are Requested To Promptly Complete, Sign, Date And Return The Proxy Card In The Enclosed Envelope Which Does Not Require Postage If Mailed In The Continental United States. Instructions For The Proper Execution Of Proxies Are Set Forth On The Next Page. If You Need Any Assistance, Or Have Any Questions Regarding Your Fund’s Proposal Or How To Vote Your Shares, Call AST Fund Solutions LLC at [ ] Weekdays From 9:00 a.m. To 10:00 p.m. Eastern Time.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and will avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.       Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.       Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

3.       All Other Accounts: The capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1)	ABC Corp.	ABC Corp.
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp. c/o John Doe, Treasurer	John Doe
(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1)	John B. Smith, Cust. f/b/o John B. Smith, Jr., UGMA	John B. Smith
(2)	John B. Smith	John B. Smith, Jr., Executor

IMPORTANT INFORMATION FOR SHAREHOLDERS OF
First Trust Australia AlphaDEX® Fund

First Trust Canada AlphaDEX® Fund

First Trust Hong Kong AlphaDEX® Fund

and

First Trust South Korea AlphaDEX® Fund

This document contains a joint proxy statement and prospectus and is accompanied by a proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on an important issue relating to your fund. If you complete and sign the proxy card and return it to us in a timely manner (or tell us how you want to vote by phone or via the Internet), we’ll vote exactly as you tell us. If you simply sign and return the proxy card without indicating how you wish to vote, we’ll vote it in accordance with the recommendation of the Board of Trustees as indicated on the cover of the Proxy Statement/Prospectus.

We urge you to review the joint proxy statement and prospectus carefully and either fill out your proxy card and return it to us by mail, vote by phone or vote via the Internet. Your prompt return of the enclosed proxy card (or vote by phone or via the Internet) may save the necessity and expense of further solicitations.

If you have any questions, please call AST Fund Solutions LLC, the proxy solicitor, at the special toll-free number we have set up for you: [ ].

The information contained in this joint proxy statement and prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.

SUBJECT TO COMPLETION, DATED APRIL 30, 2020

First Trust Australia AlphaDEX® Fund

First Trust Canada AlphaDEX® Fund

First Trust Hong Kong AlphaDEX® Fund

And

First Trust South Korea AlphaDEX® Fund

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

(630) 765-8000

JOINT PROXY STATEMENT AND PROSPECTUS

[                           ], 2020

This joint proxy statement and prospectus (“Proxy Statement/Prospectus”) is being furnished to shareholders of each of First Trust Australia AlphaDEX® Fund (“FAUS”), First Trust Canada AlphaDEX® Fund (“FCAN”), First Trust Hong Kong AlphaDEX® Fund (“FHK”), and First Trust South Korea AlphaDEX® Fund (“FKO” and, together with FAUS, FCAN and FHK, the “Target Funds” or each individually, a “Target Fund”), each an exchange-traded fund organized as a separate series of First Trust Exchange-Traded AlphaDEX® Fund II, an open-end management investment company (the “Trust”), in connection with a Joint Special Meeting of Shareholders (the “Meeting”) called by the Board of Trustees of the Target Funds (the “Board of Trustees”) expected to be held at the offices of the Target Funds, 120 E. Liberty Drive, Suite 400, Wheaton, Illinois 60187, on [_______], 2020, at [____ p.m.] Central time, as may be adjourned or postponed, to consider the proposal listed below, and discussed in greater detail elsewhere in this Proxy Statement/Prospectus. The time, date and location of the Meeting may be subject to change, or the Meeting may be held remotely, in light of the ongoing COVID-19 pandemic. Any change to the time, date or location of the Meeting will be included in a supplement to this Proxy Statement/Prospectus and a press release. FAUS, FCAN, FHK, FKO and First Trust Developed Markets ex-US AlphaDEX® Fund (“FDT”), an exchange-traded fund organized as a separate series of the Trust, are referred to herein collectively as the “Funds” and each is referred to herein individually as a “Fund.”

This Proxy Statement/Prospectus explains concisely what you should know before voting on the proposal described in this Proxy Statement/Prospectus or investing in FDT. Please read it carefully and keep it for future reference.

At the Meeting, the shareholders of each of the Target Funds will be asked to approve the proposal, as described below (the “Proposal”):

To approve an Agreement and Plan of Reorganization by and between the Trust, on behalf of each of FAUS, FCAN, FHK and FKO, and the Trust, on behalf of FDT, the form of which is attached to this Proxy Statement/Prospectus as Exhibit A (the “Plan”), pursuant to which each Target Fund would (i) transfer all of its assets to FDT in exchange solely for newly issued shares of FDT and FDT’s assumption of all of its liabilities and (ii) immediately distribute such newly issued shares of FDT to the shareholders of each Target Fund (each a “Reorganization” and, collectively, the “Reorganizations”).

The Board of Trustees has unanimously approved the Proposal as being in the best interests of the Target Funds, and unanimously recommends that you vote FOR the Proposal. The Board of Trustees believes the Reorganizations will allow the shareholders of the Target Funds to hold shares in a fund with significantly greater assets while allowing the shareholders of the Target Funds the opportunity to continue their investment in a similar index strategy. In addition, FDT has and is expected to maintain the same total operating expense ratio as each of the Target Funds and FDT has historically made higher distributions than the Target Funds, other than FAUS and FHK. No assurances can be given that FDT’s total operating expense ratio and distributions will remain at their current rate.

The proposed Reorganizations seeks to combine the Funds, which have similar investment strategies and risks, but also have important distinctions. The Plan provides for the reorganization of each of the Target Funds into FDT, pursuant to which each Target Fund would (i) transfer all of its assets to FDT in exchange solely for newly issued shares of FDT and FDT’s assumption of all of its liabilities and (ii) immediately distribute such newly issued shares of FDT to such Target Fund’s shareholders. If the Proposal is not approved by the shareholders of each Target Fund, the Reorganizations will not be consummated. Shareholders of the Target Funds will receive a number of FDT shares equal in aggregate net asset value to the aggregate net asset value of the respective Target Fund shares held as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the closing of the reorganizations of the Target Funds into FDT (the “Valuation Time”). Through the Reorganizations, shares of the Target Funds would be exchanged on a tax-free basis for federal income tax purposes for shares of FDT. In the event that shareholders of any Target Fund do not approve the Reorganization, each Fund will continue to exist and operate on a stand-alone basis.

The securities offered by this Proxy Statement/Prospectus have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”), nor has the SEC passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

FDT lists and trades its shares on the Nasdaq Stock Market (“Nasdaq”). Shares of FDT are not redeemable individually and therefore liquidity for individual shareholders of FDT will be realized only through a sale on any national securities exchange on which the shares are traded at market prices that may differ to some degree from the net asset value of the FDT shares. Reports, proxy materials and other information concerning FDT can be inspected at the offices of Nasdaq.

The following documents contain additional information about FDT and the Target Funds, have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus:

(i) the prospectus and Statement of Additional Information of FDT, dated May 1, 2019, relating to shares of FDT (SEC File No. 333-171759);

(ii) the prospectus and Statement of Additional Information of FAUS, dated May 1, 2019, relating to shares of FAUS (SEC File No. 333-171759);

(iii) the prospectus and Statement of Additional Information of FCAN, dated May 1, 2019, relating to shares of FCAN (SEC File No. 333-171759);

-ii-

(iv) the prospectus and Statement of Additional Information of FHK, dated May 1, 2019, relating to shares of FHK (SEC File No. 333-171759);

(v) the prospectus and Statement of Additional Information of FKO, dated May 1, 2019, relating to shares of FKO (SEC File No. 333-171759);

(vi) the audited financial statements and related independent registered public accounting firm’s report for FDT and the financial highlights for FDT contained in FDT’s Annual Report to Shareholders for the fiscal year ended December 31, 2019 (SEC File No. 811-22519);

(vii) the audited financial statements and related independent registered public accounting firm’s report for FAUS and the financial highlights for FAUS contained in FAUS’s Annual Report to Shareholders for the fiscal year ended December 31, 2019 (SEC File No. 811-22519);

(viii) the audited financial statements and related independent registered public accounting firm’s report for FCAN and the financial highlights for FCAN contained in FCAN’s Annual Report to Shareholders for the fiscal year ended December 31, 2019 (SEC File No. 811-22519);

(ix) the audited financial statements and related independent registered public accounting firm’s report for FHK and the financial highlights for FHK contained in FHK’s Annual Report to Shareholders for the fiscal year ended December 31, 2019 (SEC File No. 811-22519);

(x) the audited financial statements and related independent registered public accounting firm’s report for FKO and the financial highlights for FKO contained in FKO’s Annual Report to Shareholders for the fiscal year ended December 31, 2019 (SEC File No. 811-22519).

A copy of the FDT prospectus accompanies this Proxy Statement/Prospectus. The Statement of Additional Information to this Proxy Statement/Prospectus is also incorporated by reference and legally deemed to be part of this document, and is available upon oral or written request at no charge by calling First Trust Advisors L.P. (“First Trust” or the “Advisor”) at (800) 621-1675 or by writing to First Trust at 120 E. Liberty Drive, Suite 400, Wheaton, Illinois 60187. In addition, FDT will furnish, without charge, a copy of its prospectus, most recent Annual Report or Semi-Annual Report to a shareholder upon request. FAUS, Each of FCAN, FHK and FKO’s prospectuses, each dated May 1, 2019, and Annual Report to Shareholders for the fiscal year ended December 31, 2019, containing audited financial statements, have been previously made available or mailed to shareholders. Copies of these documents are available upon request and without charge by writing to First Trust at the address listed above or by calling (800) 621-1675.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith are required to file reports and other information with the SEC. These reports, proxy statement/prospectus materials and other information can be inspected and copied, after paying a duplicating fee, by electronic request at publicinfo@sec.gov. In addition, copies of these documents may be viewed online or downloaded without charge from the SEC’s website at www.sec.gov. Reports, proxy materials and other information concerning FAUS, FCAN, FHK, FKO and FDT may be inspected at the offices of Nasdaq or the NYSE Arca Exchange (the “NYSE Arca”), as applicable.

-iii-

This Proxy Statement/Prospectus serves as a prospectus of FDT in connection with the issuance of the FDT shares in the Reorganizations. In this connection, no person has been authorized to give any information or make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

-iv-

TABLE OF CONTENTS

INTRODUCTION	1
A. Synopsis	1
B. Risk Factors	11
C. Information About the Reorganizations	23
D. Additional Information About the Investment Policies	33
Proposal — Reorganization of FAUS, FCAN, FHK and FKO Into FDT	43
ADDITIONAL INFORMATION ABOUT FAUS, FCAN, FHK, FKO AND FDT	44
GENERAL INFORMATION	48
OTHER MATTERS TO COME BEFORE THE MEETING	58
EXHIBIT A FORM OF AGREEMENT AND PLAN OF REORGANIZATION	A-1
EXHIBIT B Form of Proxy Card for Each Target Fund	B-1

INTRODUCTION

You are being asked to vote at the Meeting to approve the reorganizations of each of the Target Funds into FDT. Specifically, you are being asked to consider and approve the Plan, pursuant to which the assets and liabilities of each of the Target Funds will be transferred to FDT, and shareholders of each of the Target Funds will become shareholders of FDT.

A. Synopsis

The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus with respect to the proposed Reorganizations and shareholders should reference the more complete information contained in this Proxy Statement/Prospectus and in the Statement of Additional Information contained in this registration statement (the “Reorganization SAI”) and the appendices thereto. Shareholders should read the entire Proxy Statement/Prospectus carefully. Certain capitalized terms used but not defined in this summary are defined elsewhere in this Proxy Statement/Prospectus.

The Proposed Reorganization

The Board of Trustees of the Target Funds, including the trustees who are not “interested persons” of the Funds (as defined in the 1940 Act), has unanimously approved the proposed Reorganizations, including the Plan. If the shareholders of each of the Target Funds approve the Proposal, the Target Funds will reorganize into FDT, pursuant to which each Target Fund would (i) transfer all of its assets to FDT in exchange solely for newly issued shares of FDT and FDT’s assumption of all of the liabilities of such Target Fund and (ii) immediately distribute such newly issued shares of FDT to such Target Fund’s shareholders. If the shareholders of any one of the Target Funds do not approve the Proposal, the Reorganizations will not be consummated and the Target Funds and FDT will continue to operate as stand-alone funds. In connection with the Reorganizations, FDT will issue to the shareholders of each Target Fund book-entry interests for the shares of FDT registered in a “street name” brokerage account held for the benefit of such shareholders. Shareholders of each Target Fund will receive a number of FDT shares equal in aggregate net asset value to the aggregate net asset value of the respective Target Fund shares held as of the Valuation Time. Through the Reorganizations, shares of the Target Funds would be exchanged on a tax-free basis for federal income tax purposes for shares of FDT. Like shares of the Target Funds, shares of FDT are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

Background and Reasons for the Proposed Reorganizations

Since inception, the Target Funds have failed to gather assets and, other than FAUS, have underperformed their benchmark and rank at the bottom of their respective peer groups in every measurement period through December 31, 2019. FAUS has underperformed its benchmark and ranked at the bottom of its peer group over the one and three year periods ended December 31, 2019. The Target Funds have seen low market acceptance and offer limited forward market opportunity. The Target Funds’ Board of Trustees and management have regularly monitored the size and performance of each Target Fund and considered a variety of alternatives to increase the Target Funds’ assets and have sought to develop a viable approach to address the Target Funds’ lack of scale. FDT has significantly greater assets than each of the Target Funds and has outperformed each Target Fund in terms of absolute returns since the Target Fund’s inception through the end of 2019. The Board of Trustees and management of the Target Funds believe the Reorganizations may allow the shareholders of the Target Funds who become shareholders of FDT to experience the benefits associated with holding shares in a fund with significantly greater assets than the Target Funds while allowing the shareholders of the Target Funds the opportunity to continue their investment in a similar index strategy. In addition, FDT has and is expected to maintain the same total operating expense ratio as each of the Target Funds and FDT has historically made higher distributions than each of the Target Funds, other than FAUS and FHK. No assurances can be given that FDT’s total operating expense ratio and distributions will remain at their current rate.

Board Considerations Relating to the Proposed Reorganization

Based on information provided by First Trust, the Board of Trustees considered the following factors, among others, in determining to recommend that shareholders of the Target Funds approve the Plan and the Reorganizations it contemplates:

•	Compatibility of Investment Objectives and Policies. The Board of Trustees noted that each Fund is an index-based exchange-traded fund that seeks to track a Nasdaq index that employs the AlphaDEX® methodology, although each of FCAN, FAUS, FHK and FKO seeks to track a specific developed country index while FDT seeks to track a broader developed markets index excluding the United States. The Board of Trustees noted that there is overlap in each of FCAN’s, FAUS’s, FHK’s and FKO’s portfolio holdings with those of FDT.
•	Comparison of Fees and Expense Ratios. The Board of Trustees considered comparative expense information for the Funds, including comparisons between the current advisory fee rates and expense ratios for the Funds and the estimated pro forma advisory fee rate and expense ratio of the combined fund. The Board of Trustees noted that each Fund has a unitary management fee rate of 0.80% and that FDT’s unitary management fee rate would not change as a result of the Reorganizations. The Board of Trustees considered that the Advisor would no longer have to pay the ongoing expenses of FCAN, FAUS, FHK and FKO after the Reorganizations.
•	Expenses of the Reorganizations. The Board of Trustees noted that the Advisor proposed to bear the direct costs of the Reorganizations, including costs associated with proxy solicitation, as well as the post-Reorganization trading costs relating to portfolio repositioning that would otherwise be borne by FDT. The Board of Trustees also noted the indirect costs to be borne by FCAN, FAUS, FHK and FKO as a result of portfolio repositioning prior to the Reorganizations.
•	Improved Trading and Liquidity. The Board of Trustees considered the significantly larger asset size and trading volume of FDT as compared to each of FCAN, FAUS, FHK and FKO and that shareholders of FCAN, FAUS, FHK and FKO would benefit from becoming shareholders of a larger fund with higher trading volume, likely resulting in improved liquidity and narrower bid-ask spreads experienced as shareholders of FDT.
•	Fund Performance and Distribution Rates. The Board of Trustees reviewed the historical performance of each Fund over various periods ended December 31, 2019, noting that, for the period from February 14, 2012 (the inception date of FCAN, FAUS and FHK) through December 31, 2019, FDT had better absolute returns than FCAN, FAUS and FHK, and that, for the period from April 18, 2011 (the inception date of FKO) through December 31, 2019, FDT had better absolute returns than FKO. The Board of Trustees also received information comparing the Funds’ distribution rates.

•	Portfolio Management. The Board of Trustees noted that each Fund is managed by the Advisor’s Investment Committee. The Board of Trustees noted that the Advisor’s Investment Committee would continue to manage FDT following the completion of the Reorganizations.
•	Anticipated Tax-Free Reorganizations; Capital Loss Carryforwards. The Board of Trustees noted the Advisor’s statement that each Reorganization will be structured with the intention that it qualify as a tax-free reorganization for federal income tax purposes and that each of FCAN, FAUS, FHK and FKO, as to the applicable Reorganization, and FDT, as to each Reorganization, will obtain an opinion of counsel substantially to this effect (based on certain factual representations and certain customary assumptions). In addition, the Board of Trustees noted the Advisor’s statement that the capital loss carryforwards of FCAN, FAUS, FHK and FKO would offset projected gains relating to portfolio sales and that these Funds’ remaining capital loss carryforwards could be transferred in the Reorganizations, as applicable to each Fund, which, subject to certain limitations, could then be used by FDT.
•	Terms and Conditions of the Reorganizations. The Board of Trustees considered the terms and conditions of the Reorganizations, including that each Reorganization is contingent upon each other Reorganization. The Board of Trustees also considered whether the Reorganizations, as applicable to each Fund, would result in the dilution of the interests of existing shareholders of FCAN, FAUS, FHK, FKO and FDT in light of the basis on which shares of FDT would be issued to shareholders of FCAN, FAUS, FHK and FKO.

Please see “Information About the Reorganizations—Background and Trustees’ Considerations Relating to the Proposed Reorganizations” below for a further discussion of the deliberations and considerations undertaken by the Board of Trustees in connection with the proposed Reorganizations.

The Board of Trustees of each Fund has concluded that each Reorganization is in the best interests of its respective Fund and the interests of the existing shareholders of each Fund will not be diluted as a result of such Reorganization. In the event that shareholders of any of the Target Funds do not approve the applicable Reorganization, each Fund will continue to exist and operate on a stand-alone basis.

Material Federal Income Tax Consequences of the Reorganization

For federal income tax purposes, no gain or loss is expected to be recognized by any of the Target Funds or their shareholders as a direct result of the Reorganizations. Any undistributed net investment income realized prior to the Reorganizations will be distributed to the shareholders of the Target Funds as ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to the shareholders of the Target Funds. As of the date hereof, no long-term capital gains dividends are expected to be paid by the Target Funds prior to the Reorganizations. Through the Reorganizations, the shares of the Target Funds will be exchanged, on a tax-free basis for federal income tax purposes, for shares of FDT with an equal aggregate net asset value, and the shareholders of the Target Funds will become shareholders of FDT.

Comparison of the Funds

General. The Target Funds and FDT are all diversified, index-based ETFs that were created as series of the Trust, an open-end management investment company organized as a Massachusetts business trust, on December 3, 2010.

Investment Objectives, Policies and Strategies. The investment strategies of the Target Funds and FDT are similar, but have some important distinctions, each as discussed and summarized below. The primary differences between the investment strategies of FDT and the Target Funds are as follows: (i) that each of the Target Funds primarily holds securities of companies operating in a single country while FDT primarily holds securities of companies operating in developed markets (other than the US) across the globe, and as a result FDT has broader, more diversified geographic exposure than the Target Funds, (ii) that the Target Funds and FDT seek investment results that track different, but similar, indices and, (iii) that certain of the Target Funds have significant exposure to certain sectors that FDT does not have while FDT has significant exposure to certain regions which may not be applicable to certain of the Target Funds. For example, FAUS has significant exposure to materials and real estate companies; FCAN has significant exposure to energy and materials companies; FHK has significant exposure to real estate companies; and FKO has significant exposure to industrial companies while FDT has significant exposure to companies located in Asia and Europe. The similarities and differences between the Funds’ investment objectives, principal strategies and policies are highlighted below.

Each Fund’s investment objectives are non-fundamental policies of the Fund and may be changed by the respective Board without approval from shareholders. Fund shareholders are entitled to 60 days’ notice prior to any change in a non-fundamental policy.

Purchase, Redemption and Distribution. The Target Funds and FDT issue and redeem shares on a continuous basis, at net asset value, only in large specified blocks of shares (each a “Creation Unit”). The shares of the Target Funds and FDT are not individually redeemable securities of the Target Funds and FDT, respectively, except when aggregated as Creation Units. Shares of FCAN, FHK, FKO and FDT are listed and traded on Nasdaq under the ticker symbol “FCAN,” “FHK,” “FKO” and “FDT,” respectively, and FAUS is listed and traded on the NYSE Arca under the ticker symbol “FAUS,” to provide liquidity for individual shareholders of the Target Funds and FDT in amounts less than the size of a Creation Unit. Shareholders of the Target Funds and FDT are entitled to dividends as declared by their respective Trustees. Each of the Target Funds and FDT distribute their net investment income quarterly and their net realized capital gains at least annually, if any.

Past Performance. The bar charts and tables below provide some indication of the risks of investing in the Funds by showing you how the performance of each Fund has varied from year to year, and how the average total returns of the Funds for different periods compare. A Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance information for FDT is provided below.

First Trust Developed Markets ex-US AlphaDEX® Fund

Calendar Year Total Returns as of 12/31

FDT’s past performance (before and after taxes) is not necessarily an indication of how FDT will perform in the future.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume a shareholder sold their shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from FDT returns, or taxes.

A shareholder’s own actual after-tax returns will depend on their specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold, or will hold, FDT shares in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.

FDT	1 Year	5 Year	Since Inception(1)
Return Before Taxes	16.56%	5.49%	3.46%
Return After Taxes on Distributions	15.22%	4.61%	2.64%
Return After Taxes on Distributions and Sale of Fund Shares	9.77%	3.86%	2.31%
NASDAQ AlphaDEX® Developed Markets Ex-US Index(2) (reflects no deduction for fees, expenses or taxes)	17.65%	N/A	N/A
NASDAQ Developed Markets Ex-US Index(2) (reflects no deduction for fees, expenses or taxes)	21.68%	5.55%	N/A
MSCI World ex USA Index (reflects no deduction for fees, expenses or taxes)	22.49%	5.42%	4.77%
(1)	Inception Date 4/18/2011
(2)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

Performance information for FAUS is provided below.

First Trust Australia AlphaDEX® Fund

Calendar Year Total Returns as of 12/31

FAUS’s past performance (before and after taxes) is not necessarily an indication of how FAUS will perform in the future.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume a shareholder sold their shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from FAUS returns, or taxes.

A shareholder’s own actual after-tax returns will depend on their specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold FAUS shares in tax-deferred accounts such as IRAs or employee-sponsored retirement plans.

FAUS	1 Year	5 Year	Since Inception(1)
Return Before Taxes	22.63%	6.88%	5.65%
Return After Taxes on Distributions	19.71%	4.76%	3.60%
Return After Taxes on Distributions and Sale of Fund Shares	13.34%	4.34%	3.43%
NASDAQ AlphaDEX® Australia Index(2) (reflects no deduction for fees, expenses or taxes)	23.85%	N/A	N/A
NASDAQ Australia Index(2) (reflects no deduction for fees, expenses or taxes)	22.55%	5.08%	N/A
MSCI Australia Index (reflects no deduction for fees, expenses or taxes)	22.92%	5.42%	5.04%
(1)	Inception Date 2/14/2012
(2)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

Performance information for FCAN is provided below.

First Trust Canada AlphaDEX® Fund

Calendar Year Total Returns as of 12/31

FCAN’s past performance (before and after taxes) is not necessarily an indication of how FCAN will perform in the future.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume a shareholder sold their shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from FCAN returns, or taxes.

A shareholder’s own actual after-tax returns will depend on their specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold FCAN shares in tax-deferred accounts such as IRAs or employee-sponsored retirement plans.

FCAN	1 Year	5 Year	Since Inception(1)
Return Before Taxes	23.45%	(3.58)%	(1.02)%
Return After Taxes on Distributions	22.91%	(3.99)%	(1.55)%
Return After Taxes on Distributions and Sale of Fund Shares	13.87%	(2.86)%	(0.98)%
NASDAQ AlphaDEX® Canada Index(2) (reflects no deduction for fees, expenses or taxes)	24.59%	N/A	N/A
NASDAQ Canada Index(2) (reflects no deduction for fees, expenses or taxes)	27.91%	2.87%	N/A
MSCI Canada Index (reflects no deduction for fees, expenses or taxes)	27.50%	2.97%	3.23%
(1)	Inception Date 2/14/2012
(2)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

Performance information for FHK is provided below.

First Trust Hong Kong AlphaDEX® Fund

Calendar Year Total Returns as of 12/31

FHK’s past performance (before and after taxes) is not necessarily an indication of how FHK will perform in the future.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume a shareholder sold their shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from FHK returns, or taxes.

A shareholder’s own actual after-tax returns will depend on their specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold FHK shares in tax-deferred accounts such as IRAs or employee-sponsored retirement plans.

FHK	1 Year	5 Year	Since Inception(1)
Return Before Taxes	5.86%	2.11%	5.45%
Return After Taxes on Distributions	4.61%	0.47%	3.97%
Return After Taxes on Distributions and Sale of Fund Shares	3.44%	0.89%	3.60%
NASDAQ AlphaDEX® Hong Kong Index(2) (reflects no deduction for fees, expenses or taxes)	6.14%	N/A	N/A
NASDAQ Hong Kong Index(2) (reflects no deduction for fees, expenses or taxes)	11.23%	5.35%	N/A
MSCI Hong Kong Index (reflects no deduction for fees, expenses or taxes)	10.34%	7.09%	8.18%
(1)	Inception Date 2/14/2012
(2)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

Performance information for FKO is provided below.

First Trust South Korea AlphaDEX® Fund

Calendar Year Total Returns as of 12/31

FKO’s past performance (before and after taxes) is not necessarily an indication of how FKO will perform in the future.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume a shareholder sold their shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from FKO returns, or taxes.

A shareholder’s own actual after-tax returns will depend on their specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold FKO shares in tax-deferred accounts such as IRAs or employee-sponsored retirement plans.

FKO	1 Year	5 Year	Since Inception(1)
Return Before Taxes	(5.02)%	(0.86)%	(2.54)%
Return After Taxes on Distributions	(5.17)%	(1.50)%	(3.12)%
Return After Taxes on Distributions and Sale of Fund Shares	(2.86)%	(0.90)%	(2.10)%
NASDAQ AlphaDEX® South Korea Index(2) (reflects no deduction for fees, expenses or taxes)	(4.78)%	N/A	N/A
NASDAQ South Korea Index(2) (reflects no deduction for fees, expenses or taxes)	9.34%	4.81%	N/A
MSCI South Korea Index (reflects no deduction for fees, expenses or taxes)	12.50%	5.87%	2.12%
(1)	Inception Date 4/18/2011
(2)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

B. Risk Factors

The investment strategies of the Target Funds and FDT are similar, but have some important distinctions, as discussed in this Proxy Statement/Prospectus. The principal differences between the investment strategies of the Target Funds and FDT are as follows: (i) that each of the Target Funds primarily holds securities of companies operating in a single country while FDT primarily holds securities of companies operating in developed markets (other than the US) across the globe, and as a result FDT has broader, more diversified geographic exposure than the Target Funds, (ii) that the Target Funds and FDT seek investment results that track different, but similar, indices and, (iii) that certain of the Target Funds have significant exposure to certain sectors that FDT does not have while FDT has significant exposure to certain regions which may not be applicable to certain of the Target Funds. For example, FAUS has significant exposure to materials and real estate companies; FCAN has significant exposure to energy and materials companies; FHK has significant exposure to real estate companies; and FKO has significant exposure to industrial companies while FDT has significant exposure to Asian and European companies. As a result of such differences, the Target Funds and FDT are subject to different risks associated with such different investments and strategies.

Aside from these differences, as investment companies following similar strategies, many of the principal risks applicable to an investment in the Target Funds are also applicable to an investment in FDT. Shares of each Fund may change in value, and an investor could lose money by investing in any of the Funds. The Funds may not achieve their investment objectives. An investment in a Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a Fund involves risks similar to those of investing in equity securities of any fund traded on an exchange. Risk is inherent in all investing.

As noted above, although many of the principal risks applicable to an investment in the Target Funds are also applicable to an investment in FDT, there are some differences in the risks applicable to each Fund. The Target Funds have significant holdings in securities issued by companies that operate in their respective countries making them more susceptible to risks associated with those countries than funds without such significant holdings such as FDT. Certain Target Funds also have significant holding in certain sectors, making them more susceptible to risks associated with those sectors.

Because the Funds have substantially similar investment strategies, the Funds’ principal risks are substantially similar. The principal risks below should be considered by shareholders of each Target Fund in their evaluation of the Reorganization.

General Risks of Investing in the Funds

Authorized Participant Concentration Risk

Only an authorized participant may engage in creation or redemption transactions directly with a Fund. A limited number of institutions act as authorized participants for each Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, each Fund’s shares may trade at a premium or discount to such Fund’s net asset value and possibly face delisting.

Currency Risk

Changes in currency exchange rates affect the value of investments denominated in a foreign currency, and therefore the value of such investments in a Fund’s portfolio. A Fund’s net asset value could decline if a currency to which a Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning.

Cyber Security Risk

A Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to a Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the securities issuers or a Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which a Fund invests, can also subject a Fund to many of the same risks associated with direct cyber security breaches. Although each Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Funds does not directly control the cyber security systems of issuers or third-party service providers.

Depositary Receipts Risk

Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

Equity Securities Risk

The value of a Fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

Growth Stocks Investment Risk

Stocks exhibiting growth characteristics tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividend payments that can help cushion its share price during declining markets

Index Constituent Risk

A Fund may be a constituent of one or more indices. As a result, a Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a Fund’s shares, the size of a Fund and the market volatility of a Fund. Inclusion in an index could increase demand for a Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a Fund’s net asset value could be negatively impacted and such Fund’s market price may be below such Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a Fund’s shares.

Index Provider Risk

There is no assurance that an index provider, or any agents that act on its behalf, will compile an index accurately, or that an index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. An index provider and its agents do not provide any representation or warranty in relation to the quality, accuracy or completeness of data in an index, and do not guarantee that an index will be calculated in accordance with its stated methodology. The Advisor’s mandate as described in this prospectus is to manage each Fund consistently with an index provided by the index provider. The Advisor relies upon the index provider and its agents to accurately compile, maintain, construct, reconstitute, rebalance, compose, calculate and disseminate the index accurately. Therefore, losses or costs associated with any index provider or agent errors generally will be borne by the Fund and its shareholders. To correct any such error, an index provider or its agents may carry out an unscheduled rebalance of an index or other modification of index constituents or weightings. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Errors in respect of the quality, accuracy and completeness of the data used to compile an index may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, particularly where an index is less commonly used as a benchmark by funds or advisors. For example, during a period where an index contains incorrect constituents, the Fund tracking an index would have market exposure to such constituents and would be underexposed to an index’s other constituents. Such errors may negatively impact the Fund and its shareholders. An index provider and its agents rely on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Advisor can offer assurances that an index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.

Market Maker Risk

A Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of a Fund’s portfolio securities and a Fund’s market price. A Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between a Fund’s net asset value and the price at which a Fund’s shares are trading on the Exchange, which could result in a decrease in value of a Fund’s shares. This reduced effectiveness could result in a Fund’s shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for a Fund’s shares.

Market Risk

Market risk is the risk that a particular security, or shares of a Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of a Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a Fund’s shares and result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value

Non-Correlation Risk

A Fund’s return may not match the return of its index for a number of reasons. A Fund incurs operating expenses not applicable to its index, and may incur costs in buying and selling securities, especially when rebalancing a Fund’s portfolio holdings to reflect changes in the composition of its index. In addition, a Fund’s portfolio holdings may not exactly replicate the securities included in its index or the ratios between the securities included in its index.

Non-U.S. Securities Risk

Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, capital controls, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, the imposition of sanctions by foreign governments, different legal or accounting standards, and less government supervision and regulation of securities exchanges in foreign countries.

Passive Investment Risk

The Funds are not actively managed. Each Fund invests in securities included in or representative of its index regardless of investment merit. Each Fund generally will not attempt to take defensive positions in declining markets. In the event that an index is no longer calculated, the index license is terminated or the identity or character of the index is materially changed, a Fund will seek to engage a replacement index.

Portfolio Turnover Risk

High portfolio turnover may result in a Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Portfolio turnover risk may cause a Fund’s performance to be less than expected.

Premium/Discount Risk

The market price of a Fund’s shares will generally fluctuate in accordance with changes in a Fund’s net asset value as well as the relative supply of and demand for shares on the exchange on which it trades. A Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on an exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be issued and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), each Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.

Significant Exposure Risk

To the extent that a Fund invests a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of a Fund’s investments more than if a Fund were more broadly diversified. A significant exposure makes a Fund more susceptible to any single occurrence and may subject a Fund to greater market risk than a fund that is more broadly diversified.

Smaller Companies Risk

Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

Trading Issues Risk

Although the shares of each Fund are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Further, secondary markets may be subject to irregular trading activity and wide bid-ask spreads (which may be especially pronounced for smaller funds). Trading in shares on an exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in shares inadvisable. In addition, trading in shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to the exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in a Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. In the event market makers cease making a market in a Fund’s shares or authorized participants stop submitting purchase or redemption orders for Creation Units, Fund shares may trade at a larger premium or discount to their net asset value. There can be no assurance that the requirements of an exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged. A Fund may have difficulty maintaining its listing on an exchange in the event such Fund’s assets are small or such Fund does not have enough shareholders.

Value Stock Investment Risk

The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.

Principal Risks of FDT

The following specific factors have been identified as additional principal risks of investing in FDT that do not pertain to the Target Funds. These risks should be considered by shareholders of the Target Funds in their evaluation of the Reorganizations. An investment in FDT may not be appropriate for all investors. FDT is not intended to be a complete investment program. Investors should consider their long-term investment goals and financial needs when making an investment decision with respect to FDT. Shares of FDT at any point in time may be worth less than an investor’s original investment.

Asia Risk

FDT is subject to certain risks specifically associated with investments in the securities of Asian issuers. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Some Asian economies are highly dependent on trade, and economic conditions in other countries within and outside Asia can impact these economies. Certain of these economies may be adversely affected by trade or policy disputes with its major trade partners. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Certain Asian countries have experienced and may in the future experience expropriation and nationalization of assets, confiscatory taxation, currency manipulation, political instability, armed conflict and social instability as a result of religious, ethnic, socio-economic and/or political unrest. In particular, escalated tensions involving North Korea and any outbreak of hostilities involving North Korea could have a severe adverse effect on Asian economies. Governments of certain Asian countries have exercised, and continue to exercise, substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions could have a significant effect on the issuers of FDT’s securities or on economic conditions generally. Recent developments in relations between the U.S. and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on the economy of Asian countries and a commensurately negative impact on FDT.

Europe Risk

FDT is subject to certain risks specifically associated with investments in the securities of European issuers. Political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund’s holdings. A significant number of countries in Europe are member states in the European Union (the “EU”), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. In a 2016 referendum, the United Kingdom elected to withdraw from the EU (“Brexit”). After years of negotiations between the United Kingdom and the EU, a withdrawal agreement was reached that would have the United Kingdom formally leave the EU and enter a transition period during which the United Kingdom would continue to follow all EU rules and remain a member of the EU single market and customs union. During this transition period, the United Kingdom is expected to begin negotiations with the EU on a free trade agreement. Should the transition period end without the United Kingdom and the EU agreeing on such an agreement, trade and economic relations between the two parties will be governed by World Trade Organization (“WTO”) rules. Under such a scenario, trade between the United Kingdom and the EU would no longer be tariff-free and non-tariff barriers such as new customs procedures would also arise, adding costs to doing business. As the second largest economy among EU members, the implications of the United Kingdom’s withdrawal are difficult to gauge and cannot be fully known. Its departure may negatively impact the EU and Europe as a whole by causing volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region).

Japan Risk

FDT is subject to certain risks specifically associated with investments in the securities of Japanese issuers. The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. Japan’s economy is characterized by government intervention and protectionism, reliance on oil imports, an unstable financial services sector and relatively high unemployment. Since 2000, Japan has experienced relatively low economic growth, and it may remain low in the future. Its economy is heavily dependent on international trade and has been adversely affected by trade tariffs and competition from emerging economies. As such, economic growth is heavily dependent on continued growth in international trade, relatively low commodities prices, government support of the financial services sector and other government policies. Any changes or trends in these economic factors could have a significant impact on Japanese markets overall and may negatively affect FDT’s investments. Japan’s economy and equity market also share a strong correlation with U.S. markets and the Japanese economy may be affected by economic problems in the U.S. Despite a strengthening in the economic relationship between Japan and China, the countries’ political relationship has at times been strained. Should political tension increase, it could adversely affect the economy and destabilize the region as a whole. Additionally, escalated tensions involving North Korea and any outbreak of hostilities involving North Korea could have a severe adverse effect on Japan’s economy. Japan’s geography also subjects it to an increased risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, all of which could negatively impact FDT’s investments.

Principal Risks of FAUS

The investment objectives and strategies of FAUS and FDT are similar, but they also have some important distinctions, as discussed in this Proxy Statement/Prospectus. As a result of such differences, FAUS is subject some additional risks that may not be associated with FDT.

Australia Risk

Investing in securities of Australian companies may involve additional risks. The Australian economy is heavily dependent on the Asian, European and U.S. markets. Reduced spending by any of these economies on Australian products may adversely affect the Australian market. Additionally, Australia is located in a geographic region that has historically been prone to natural disasters. The occurrence of a natural disaster in the region could negatively impact the Australian economy and affect the value of the securities held by FAUS.

Materials Companies Risk

Materials and processing companies are involved in the extraction or processing of raw materials such as metals, ore and forestry products. These companies are sensitive to changes in the business cycle and fluctuations in the supply and demand for raw materials. Further, certain materials and processing companies can be affected by shifts in the housing market, as many produced raw materials are components of construction projects. Rising wage costs can also impact companies that rely on skilled labor. In addition, materials and processing companies may be significantly affected by volatility of commodity prices, import controls, worldwide competition, liability for environmental damage, depletion of resources and mandated expenditures for safety and pollution control devices.

Real Estate Companies Risk

Real estate companies include REITs and other companies involved in the operation and development of commercial, residential and industrial real estate. An investment in a real estate company may be subject to risks similar to those associated with direct ownership of real estate, including the possibility of declines in the value of real estate, losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, environmental liability, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. Some real estate companies have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. The price of a real estate company’s securities may also drop because of dividend reductions, lowered credit ratings, poor management, or other factors that affect companies in general.

Principal Risks of FCAN

The investment objectives and strategies of FCAN and FDT are similar, but they also have some important distinctions, as discussed in this Proxy Statement/Prospectus. As a result of such differences, FCAN is subject some additional risks that may not be associated with FDT.

Canada Risk

FCAN is subject to certain risks specifically associated with investments in the securities of Canadian issuers. The Canadian economy is heavily dependent on the demand for natural resources and agricultural products. Canada is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, a change in the supply and demand of these resources, both domestically and internationally, can have a significant effect on Canadian market performance. Canada is a top producer of zinc and uranium and a global source of many other natural resources, such as gold, nickel, aluminum, and lead. Conditions that weaken demand for such products worldwide could have a negative impact on the Canadian economy as a whole. Changes to the U.S. economy may significantly affect the Canadian economy because the United States is Canada’s largest trading partner and foreign investor. These and other factors could have a negative impact on FCAN and its investments in Canada.

Energy Companies Risk

The success of energy companies may be cyclical and highly dependent on energy prices. The market value of securities issued by energy companies may decline for many reasons, including, among other things, changes in the levels and volatility of global energy prices, energy supply and demand, capital expenditures on exploration and production of energy sources, exchange rates, interest rates, economic conditions, tax treatment, energy conservation efforts, increased competition and technological advances. Energy companies may be subject to substantial government regulation and contractual fixed pricing, which may increase the cost of doing business and limit the earnings of these companies. A significant portion of the revenues of energy companies may depend on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of energy companies. Energy companies may also operate in, or engage in transactions involving, countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental problems, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife or natural disasters.

Materials Companies Risk

Materials and processing companies are involved in the extraction or processing of raw materials such as metals, ore and forestry products. These companies are sensitive to changes in the business cycle and fluctuations in the supply and demand for raw materials. Further, certain materials and processing companies can be affected by shifts in the housing market, as many produced raw materials are components of construction projects. Rising wage costs can also impact companies that rely on skilled labor. In addition, materials and processing companies may be significantly affected by volatility of commodity prices, import controls, worldwide competition, liability for environmental damage, depletion of resources and mandated expenditures for safety and pollution control devices.

Principal Risks of FHK

The investment objectives and strategies of FHK and FDT are similar, but they also have some important distinctions, as discussed in this Proxy Statement/Prospectus. As a result of such differences, FHK is subject some additional risks that may not be associated with FDT.

Asia Risk

FHK is subject to certain risks specifically associated with investments in the securities of Asian issuers. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Some Asian economies are highly dependent on trade, and economic conditions in other countries within and outside Asia can impact these economies. Certain of these economies may be adversely affected by trade or policy disputes with its major trade partners. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Certain Asian countries have experienced and may in the future experience expropriation and nationalization of assets, confiscatory taxation, currency manipulation, political instability, armed conflict and social instability as a result of religious, ethnic, socio-economic and/or political unrest. In particular, escalated tensions involving North Korea and any outbreak of hostilities involving North Korea could have a severe adverse effect on Asian economies. Governments of certain Asian countries have exercised, and continue to exercise, substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions could have a significant effect on the issuers of FHK’s securities or on economic conditions generally. Recent developments in relations between the U.S. and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on the economy of Asian countries and a commensurately negative impact on FHK.

Hong Kong Risk

FHK is subject to certain risks specifically associated with investments in the securities of Hong Kong issuers. China is Hong Kong’s largest trading partner, both in terms of exports and imports, making Hong Kong’s economy closely tied to the Chinese economy. Any changes in the Chinese economy, trade regulations or currency exchange rates, or a tightening of China’s control over Hong Kong, may have an adverse impact on Hong Kong’s economy. Additionally, Hong Kong is a small island state with few raw material resources and limited land area and is reliant on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Hong Kong economy. Since 1997, there have been tensions between the Chinese government and many people in Hong Kong who perceive China as tightening its control over Hong Kong’s semi-autonomous liberal political, economic, legal, and social framework. Recent protests and unrest have increased tensions even further. Due to the interconnected nature of the Hong Kong and Chinese economies, this instability in Hong Kong may cause uncertainty in the Hong Kong and Chinese markets. From time to time and as recently as January 2020, China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats, infectious illnesses, diseases or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect FHK’s investments.

Real Estate Companies Risk

Real estate companies include REITs and other companies involved in the operation and development of commercial, residential and industrial real estate. An investment in a real estate company may be subject to risks similar to those associated with direct ownership of real estate, including the possibility of declines in the value of real estate, losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, environmental liability, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. Some real estate companies have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. The price of a real estate company’s securities may also drop because of dividend reductions, lowered credit ratings, poor management, or other factors that affect companies in general.

Principal Risks of FKO

The investment objectives and strategies of FKO and FDT are similar, but they also have some important distinctions, as discussed in this Proxy Statement/Prospectus. As a result of such differences, FKO is subject some additional risks that may not be associated with FDT.

Asia Risk

FKO is subject to certain risks specifically associated with investments in the securities of Asian issuers. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Some Asian economies are highly dependent on trade, and economic conditions in other countries within and outside Asia can impact these economies. Certain of these economies may be adversely affected by trade or policy disputes with its major trade partners. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Certain Asian countries have experienced and may in the future experience expropriation and nationalization of assets, confiscatory taxation, currency manipulation, political instability, armed conflict and social instability as a result of religious, ethnic, socio-economic and/or political unrest. In particular, escalated tensions involving North Korea and any outbreak of hostilities involving North Korea could have a severe adverse effect on Asian economies. Governments of certain Asian countries have exercised, and continue to exercise, substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions could have a significant effect on the issuers of FKO’s securities or on economic conditions generally. Recent developments in relations between the U.S. and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on the economy of Asian countries and a commensurately negative impact on FKO.

Cash Transactions Risk

FKO will effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in FKO may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions in-kind. Because FKO may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses and may also result in higher brokerage costs.

Emerging Markets Risk

Investments in securities issued by companies operating in emerging market countries involve additional risks relating to political, economic, or regulatory conditions not associated with investments in securities and instruments issued by U.S. companies or by companies operating in other developed market countries. Investments in emerging markets securities are generally considered speculative in nature and are subject to the following heightened risks: smaller market capitalization of securities markets which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital; rapid inflation; and currency convertibility issues. Emerging market countries also often have less uniformity in accounting and reporting requirements, unsettled securities laws, unreliable securities valuation and greater risk associated with custody of securities. Furthermore, investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Industrials Companies Risk

Industrials companies convert unfinished goods into finished durables used to manufacture other goods or provide services. Examples of industrials companies include companies involved in the production of electrical equipment and components, industrial products, manufactured housing and telecommunications equipment, as well as defense and aerospace companies. General risks of industrials companies include the general state of the economy, exchange rates, commodity prices, intense competition, consolidation, domestic and international politics, government regulation, import controls, excess capacity, consumer demand and spending trends. In addition, industrials companies may also be significantly affected by overall capital spending levels, economic cycles, rapid technological changes, delays in modernization, labor relations, environmental liabilities, governmental and product liability and e-commerce initiatives.

South Korea Risk

FKO is subject to certain risks specifically associated with investments in the securities of South Korean issuers. Substantial political tensions exist between North Korea and South Korea. Escalated tensions involving the two nations and the outbreak of hostilities between the two nations, or even the threat of an outbreak of hostilities, could have a severe adverse effect on the South Korean economy. In addition, South Korea’s economic growth potential has recently been on a decline because of a rapidly aging population and structural problems, among other factors. The South Korean economy is heavily reliant on trading exports, especially to other Asian countries and the U.S., and disruptions or decreases in trade activity could lead to further declines. The South Korean economy’s dependence on the economies of Asia and the U.S. means that a reduction in spending by these economies on South Korean products and services or negative changes in any of these economies may cause an adverse impact on the South Korean economy and therefore, on FKO’s investments. In addition, South Korea is located in a part of the world that has historically been prone to natural disasters such as earthquakes, hurricanes or tsunamis, and is economically sensitive to environmental events. Any such event may adversely impact South Korea’s economy or business operations of companies in South Korea.

Principal Risks Related to the Proposed Reorganizations

The following are principal risks related to the proposed Reorganizations:

Anticipated Benefits Risk

Although it is anticipated that the Reorganizations will lead to certain benefits for each of the Target Funds and each of the shareholders of the Target Funds, we cannot assure you that these benefits, along with any other benefits that are anticipated from the Reorganization, will be realized.

Tax Risk

In addition to the foregoing risks of investing in FDT, tax risk is associated with the proposed Reorganizations. Each Target Fund’s counsel is giving an opinion that the respective Reorganization will be a tax-free reorganization for federal income tax purposes. See “Information About the Reorganizations – Federal Income Tax Consequences.” However, no ruling is being sought from the Internal Revenue Service (the “IRS”) to determine whether the IRS in fact agrees with the opinion of the Target Funds’ counsel. The opinion of the Target Funds’ counsel is not binding upon the IRS, and the IRS could take a position different from that reflected in the opinion. The opinion does not address state or foreign tax consequences of the Reorganization, which could vary from state to state and country to country. The opinion relies upon the current statute and regulations, portions of which have been changed recently and have not yet been subject to full and complete interpretation by the courts. In addition, tax laws and rules may change in the future, and some changes may apply retroactively. The opinion only addresses current law.

The tax opinion also relies on certain representations by the parties to the Reorganization as to current facts and future behavior. If such representations are not in fact correct, the Reorganizations could be viewed as a taxable sale of the assets of the Target Funds to FDT resulting in gain recognition to the Target Funds. Under such circumstances, the shareholders of the Target Funds would individually owe taxes on the gain recognized in the Reorganizations, and potentially for their proportionate portion of the taxes of the Target Funds. No reserves are being created to fund any such tax liability, and it is not anticipated that any portion of the distribution of shares will be designated as a capital gain distribution.

C. Information About the Reorganizations

General

The Board of Trustees of each of the Target Funds has unanimously approved, and the shareholders of the Target Funds are being asked to approve, the Plan by and between the Trust, on behalf of each of the Target Funds, and the Trust, on behalf of FDT, and the transactions it contemplates, including the reorganizations of each of the Target Funds into FDT in exchange for shares of FDT, on a tax-free basis for federal income tax purposes as provided for herein. The Board of Trustees believes the Reorganizations will allow the shareholders of the Target Funds to hold shares in a fund with significantly greater assets while allowing the shareholders of the Target Funds the opportunity to continue their investment in a similar index strategy. In addition, FDT has and is expected to maintain the same total operating expense ratio as each of the Target Funds and FDT has historically made higher distributions than the Target Funds, other than FAUS and FHK. No assurances can be given that FDT’s total operating expense ratio and distributions will remain at their current rate. The Board of Trustees of each Fund has determined that the applicable proposed Reorganization is in the best interests of its respective Fund and that the interests of its respective Fund’s existing shareholders will not be diluted as a result of the transactions contemplated by the Reorganization.

The affirmative vote of a majority of the outstanding voting securities of each of the Target Funds is required to approve the Plan. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the shares of the respective Fund present at the Meeting, if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the respective Fund. Abstentions and broker non-votes will be treated as present for purposes of determining a quorum at the Meeting. Abstentions and broker non-votes will have the same effect as a vote against the approval of the Plan and the Reorganizations it contemplates.

A copy of the Plan is attached hereto as Exhibit A for your reference.

Terms of the Reorganization

Pursuant to, and subject to the conditions contained in, the Plan, the proposed Reorganizations seek to combine the Funds, which have similar investment strategies and risks, but also have important distinctions. The Plan provides for the reorganizations of the Target Funds into FDT, pursuant to which each of the Target Funds would (i) transfer all of its assets to FDT in exchange solely for newly issued shares of FDT and FDT’s assumption of all of the liabilities of such Target Fund and (ii) immediately distribute such newly issued shares of FDT to such Target Fund’s shareholders. As a result, all of the assets of the Target Funds will be transferred to FDT and FDT will assume all of the liabilities of the Target Funds, including without limitation each of the Target Funds’ indemnification obligations to its trustees and officers. If the Plan is not approved by the shareholders of each Target Fund, the Reorganizations will not be consummated. Shareholders of the Target Funds will receive a number of FDT shares equal in aggregate net asset value to the aggregate net asset value of the respective Target Fund shares held as of the Valuation Time. Through the Reorganizations, shares of each of the Target Funds would be exchanged on a tax-free basis for federal income tax purposes for shares of FDT. In the event that shareholders of any of the Target Funds do not approve the Reorganizations, each Fund will continue to exist and operate on a stand-alone basis.

The newly issued FDT shares in the Reorganizations will be distributed to the shareholders of each Target Fund in book-entry form registered in a “street name” brokerage account held for the benefit of such shareholders upon the conversion of their respective Target Fund shares. Shareholders of each Target Fund will receive a number of FDT shares based on their holdings in such Target Fund as of the Valuation Time. FDT will not issue certificates representing FDT shares in connection with the Reorganizations, except for any global share certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of FDT shares.

Prior to the closing date of the reorganizations, each Target Fund will sell all of the securities in its portfolio in anticipation of transferring all of the cash proceeds from such sales to FDT. As a result of these sales, each of the Target Funds may declare a taxable distribution that, together with all previous distributions, will have the effect of distributing to each of the respective Target Fund’s shareholders all of such Fund’s net investment income, if any, net of brokerage commissions, through the date of the Reorganizations. As of the date hereof, no long-term capital gains dividends are expected prior to the Reorganizations. The sale of such investments may increase the taxable distribution to shareholders of the Target Funds occurring prior to the Reorganizations above that which they would have received absent the Reorganizations. It is estimated that such sales will result in transaction costs payable by the Target Funds in advance of the Reorganizations as follows: (i) for FAUS, approximately $1,500, or 0.05% of its net assets, (ii) for FCAN, approximately $1,300, or 0.05% of its net assets, (iii) for FHK, approximately $4,500, or 0.15% of its net assets, and (iv) for FKO, approximately $5,400, or 0.35% of its net assets, each based on average costs normally incurred in such transactions.

The direct expenses incurred in connection with the Reorganizations (whether or not the Reorganizations are consummated) will be borne by First Trust. Direct Reorganization - related expenses include, without limitation: (a) expenses associated with the preparation and filing of this Proxy Statement/Prospectus and related proxy materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees; (f) solicitation costs; and (g) other related administrative or operational costs. In addition, First Trust has agreed to bear the trading expenses associated with FDT reinvesting the assets of the Target Funds after they are transferred as part of the Reorganizations. First Trust estimates that the amount of direct expenses to be incurred by First Trust will be approximately $337,875.

The Plan may be terminated and the Reorganizations abandoned due to (i) mutual agreement of the Trust, on behalf of FDT, and the Trust, on behalf of each of the Target Funds; (ii) a breach by the non-terminating party of any representation, or warranty, or agreement to be performed at or before the closing of the reorganizations, if not cured within 30 days of the breach and prior to the closing; (iii) a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or (iv) a determination by the Board of Trustees of either FDT or any of the Target Funds that the consummation of the transactions contemplated in the Plan is not in the best interests of its respective Fund involved in the transactions contemplated by the Plan.

If the Proposal as presented in this Proxy Statement/Prospectus is approved at the Meeting, the Reorganizations are expected to be completed shortly after the meeting.

Background and Trustees’ Considerations Relating to the Proposed Reorganization

On January 30, 2020, the Board of Trustees of the Trust, on behalf of its series FCAN, FAUS, FHK, FKO and FDT, approved the reorganization of each of FCAN, FAUS, FHK and FKO into FDT. For the reasons discussed below, the Board of Trustees determined that the proposed Reorganizations, as applicable to each Fund, would be in the best interests of FCAN, FAUS, FHK, FKO and FDT and that the interests of the existing shareholders of FCAN, FAUS, FHK, FKO and FDT would not be diluted as a result of the Reorganizations.

The Board of Trustees considered the Reorganizations over the course of meetings held in December 2019 and January 2020. At those meetings, the Advisor, the investment adviser to each Fund, discussed with the Board of Trustees its reasons for proposing the Reorganizations. The Advisor noted that each of FCAN, FHK and FKO has underperformed its benchmark and has ranked at the bottom of its peer group for the one-, three- and five-year periods ended December 31, 2019 and for the period since its inception through December 31, 2019, while FAUS has underperformed its benchmark and has ranked at the bottom of its peer group for the one- and three-year periods ended December 31, 2019. The Advisor further noted that the aggregate assets of FCAN, FAUS, FHK and FKO were less than $14 million as of December 31, 2019 and that the Advisor’s expectation for future market acceptance for these Funds is low. With respect to FAUS, the Advisor noted that, while FAUS has experienced periods of positive performance, FAUS has seen low market acceptance and penetration, offers limited forward market opportunity to go along with underperformance over the last three years, and that, as of December 31, 2019, FAUS had approximately $1.6 million in assets and its assets have not exceeded $5 million since its inception. Based on all the information reviewed, the Advisor expressed its view that reorganizing each of FCAN, FAUS, FHK and FKO into FDT was an attractive option for each Fund, given the compatibility of the investment strategies of the Funds, the significantly larger size and market opportunity of FDT and the likelihood of improved trading and liquidity to be experienced by shareholders of FCAN, FAUS, FHK and FKO as shareholders of FDT.

In advance of the meetings at which the Reorganizations were discussed, the Advisor provided the Board of Trustees with a variety of materials relating to the Reorganizations, including the rationale for and expected benefits of the Reorganizations and comparative information about the Funds. In connection with the meetings and prior to approving the Reorganizations, the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of FCAN, FAUS, FHK, FKO or FDT (the “Independent Trustees”) reviewed the information provided with the Advisor, reviewed with independent legal counsel applicable law and their duties in considering the Reorganizations and met in private sessions without the Advisor present.

Based upon all the information provided and the discussions at the meetings, the Board of Trustees, including all of the Independent Trustees, approved the Reorganizations and recommends that shareholders of FCAN, FAUS, FHK and FKO vote to approve the Reorganizations, as applicable to their Fund. In determining to approve the Reorganizations and to recommend that shareholders vote to approve the Reorganizations, the Board of Trustees considered, among other things, the following factors:

•	Compatibility of Investment Objectives and Policies. The Board of Trustees noted that each Fund is an index-based exchange-traded fund that seeks to track a Nasdaq index that employs the AlphaDEX® methodology, although each of FCAN, FAUS, FHK and FKO seeks to track a specific developed country index while FDT seeks to track a broader developed markets index excluding the United States. The Board of Trustees noted that there is overlap in each of FCAN’s, FAUS’s, FHK’s and FKO’s portfolio holdings with those of FDT.
•	Comparison of Fees and Expense Ratios. The Board of Trustees considered comparative expense information for the Funds, including comparisons between the current advisory fee rates and expense ratios for the Funds and the estimated pro forma advisory fee rate and expense ratio of the combined fund. The Board of Trustees noted that each Fund has a unitary management fee rate of 0.80% and that FDT’s unitary management fee rate would not change as a result of the Reorganizations. The Board of Trustees considered that the Advisor would no longer have to pay the ongoing expenses of FCAN, FAUS, FHK and FKO after the Reorganizations.
•	Expenses of the Reorganizations. The Board of Trustees noted that the Advisor proposed to bear the direct costs of the Reorganizations, including costs associated with proxy solicitation, as well as the post-Reorganization trading costs relating to portfolio repositioning that would otherwise be borne by FDT. The Board of Trustees also noted the indirect costs to be borne by FCAN, FAUS, FHK and FKO as a result of portfolio repositioning prior to the Reorganizations.
•	Improved Trading and Liquidity. The Board of Trustees considered the significantly larger asset size and trading volume of FDT as compared to each of FCAN, FAUS, FHK and FKO and that shareholders of FCAN, FAUS, FHK and FKO would benefit from becoming shareholders of a larger fund with higher trading volume, likely resulting in improved liquidity and narrower bid-ask spreads experienced as shareholders of FDT.
•	Fund Performance and Distribution Rates. The Board of Trustees reviewed the historical performance of each Fund over various periods ended December 31, 2019, noting that, for the period from February 14, 2012 (the inception date of FCAN, FAUS and FHK) through December 31, 2019, FDT had better absolute returns than FCAN, FAUS and FHK, and that, for the period from April 18, 2011 (the inception date of FKO) through December 31, 2019, FDT had better absolute returns than FKO. The Board of Trustees also received information comparing the Funds’ distribution rates.

•	Portfolio Management. The Board of Trustees noted that each Fund is managed by the Advisor’s Investment Committee. The Board of Trustees noted that the Advisor’s Investment Committee would continue to manage FDT following the completion of the Reorganizations.
•	Anticipated Tax-Free Reorganizations; Capital Loss Carryforwards. The Board of Trustees noted the Advisor’s statement that each Reorganization will be structured with the intention that it qualify as a tax-free reorganization for federal income tax purposes and that each of FCAN, FAUS, FHK and FKO, as to the applicable Reorganization, and FDT, as to each Reorganization, will obtain an opinion of counsel substantially to this effect (based on certain factual representations and certain customary assumptions). In addition, the Board of Trustees noted the Advisor’s statement that the capital loss carryforwards of FCAN, FAUS, FHK and FKO would offset projected gains relating to portfolio sales and that these Funds’ remaining capital loss carryforwards could be transferred in the Reorganizations, as applicable to each Fund, which, subject to certain limitations, could then be used by FDT.
•	Terms and Conditions of the Reorganizations. The Board of Trustees considered the terms and conditions of the Reorganizations, including that each Reorganization is contingent upon each other Reorganization. The Board of Trustees also considered whether the Reorganizations, as applicable to each Fund, would result in the dilution of the interests of existing shareholders of FCAN, FAUS, FHK, FKO and FDT in light of the basis on which shares of FDT would be issued to shareholders of FCAN, FAUS, FHK and FKO.

Based upon on all of the foregoing considerations, the Board of Trustees approved the proposed Plan and the Reorganizations contemplated thereby and determined that the proposed Reorganizations would be in the best interests of the Target Funds and FDT. The Board of Trustees also determined that the interests of the existing shareholders of each of the Target Funds and FDT would not be diluted as a result of the Reorganizations. The Board of Trustees of each of the Target Funds, including the Independent Trustees, unanimously recommends that shareholders of each of the Target Funds approve the Plan and the Reorganizations.

Capitalization

The following table sets forth the unaudited capitalization of each Fund as of December 31, 2019, and the pro forma combined capitalization of FDT as if the Reorganizations had occurred on such date. The following is for informational purposes only. No assurance can be given as to how many shares of FDT will be received by the shareholders of each of the Target Funds on the date the Reorganizations takes place, and the foregoing should not be relied upon to reflect the number of shares of FDT that actually will be received on or after such date.

	FAUS	FCAN	FHK	FKO	FDT	Pro Forma Adjustments	FDT Pro Forma Combined Fund(1)
Shareholders’ Equity:

Shares, $0.01 par value per share, 50,002 shares outstanding for FAUS, 200,002 shares outstanding for FCAN, 100,002 shares outstanding for FHK, 150,002 shares outstanding for FKO, 12,402,000 shares outstanding for FDT, 12,639,593 shares outstanding for FDT Pro Forma Combined Fund(2)	$500	$2,000	$1,000	$1,500	$124,020	$(2,624)	$126,396	(2)
Paid-in Surplus	2.107,545	20,925,923	52,959,226	5,413,574	838,766,634	2,624	920,175,526
Accumulated distributable earnings (loss)	(514,877)	(15,950,545)	(49,448,275)	(2,242,278)	(147,004,795)	—	(215,160,770	)(3)

Net Assets	$1,593,168	$4,977,378	$3,511,951	$3,172,796	$691,885,859	$0	$705,141,152	(4)

(1)	The adjusted balances are presented as if the Reorganizations were effective as of December 31, 2019 for information purposes only. The actual closing date of the Reorganizations are expected to be promptly after shareholder approval of the Reorganizations, at which time the results would be reflective of the actual composition of shareholders’ equity at that date.
(2)	Assumes the issuance of 237,593 of FDT shares in the Reorganizations which number is based on the net asset value of the FDT shares and the net asset value of each Target Fund’s common shares, as of December 31, 2019. The issuance of such number of FDT Shares would result in the distribution of approximately 0.57 shares of FDT for each share of FAUS, 0.45 shares of FDT for each share of FCAN, 0.63 shares of FDT for each share of FHK, and 0.38 shares of FDT for each share of FKO, based on the net asset values of FDT shares and the shares of each of the Target Funds as of December 31, 2019.
(3)	Each Target Fund carries forward all of its net realized losses from investment transactions to FDT. Realized capital losses are historically allowed to be carried forward for eight tax years. Limitations under the applicable tax regulations will apply to Reorganization losses.
(4)	Includes the impact of estimated indirect Reorganization costs of $7,700 for FAUS, FCAN, FHK and FKO.

Description of the Shares to be Issued by FDT

General. As a general matter, the shares of each of the Target Funds and FDT have the same voting rights and the same rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of their respective Fund and have no rights to cumulative voting. Holders of whole shares of each Fund are entitled to one vote per share on any matter on which the shares are entitled to vote, while each fractional share is entitled to a proportionate fractional vote. Furthermore, the Funds are governed by the same Declaration (as hereinafter defined) and by-laws (the “By-Laws”), which constitute the Funds’ charter documents. See “Additional Information About The Funds – Charter Documents” below for additional discussion of the Funds’ charter documents.

Under the charter documents of the Target Funds’, shareholders of the Target Funds are not entitled to dissenter’s rights of appraisal with respect to the reorganization of each of the Target Funds into FDT. Shareholders of the Target Funds, however, may sell their shares on the Nasdaq or NYSE Arca, as applicable, until the closing date of the Reorganizations. After the Reorganizations, each Target Fund shareholder will hold shares of FDT, which may be sold on the Nasdaq, as described in FDT’s prospectus.

The shares of FCAN, FHK and FKO are currently listed and traded on Nasdaq under the symbols FCAN, FHK and FKO, respectively, and the shares of FAUS are currently listed and traded on the NYSE Arca under the symbol FAUS. If the Reorganizations are consummated, each Target Fund’s shares will no longer be listed on Nasdaq or the NYSE Arca, as applicable, and the Target Funds will be dissolved, liquidated and terminated as provided in the Plan. The shares of FDT are currently listed and traded on Nasdaq under the symbol FDT. Reports, proxy materials and other information concerning each of the Target Funds and FDT may be inspected at the offices of Nasdaq or the NYSE Arca, as applicable.

The FDT shares, when issued in the Reorganizations, will be fully paid and non-assessable and have no rights to cumulative voting. Shareholders of FDT have no preference, preemptive, conversion or exchange rights, except as the Trustees may determine from time to time.

Distributions and Dividend Reinvestment Plan. Each Target Fund distributes its net investment income quarterly and its net realized capital gains at least annually, if any. FDT distributes its net investment income quarterly and its net realized capital gains at least annually, if any. FDT has a higher common share distribution rate than FCAN, FHK and FKO while FAUS has historically had a higher common share distribution rate than FDT. FDT has not established a dividend reinvestment plan, but dividends may be reinvested automatically in additional FDT shares if the broker through whom you hold such shares makes this option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to brokerage commissions charged by the broker.

Comparative Fees and Expenses

The following table sets forth the fees and expenses of investing in shares of FAUS, FCAN, FHK, FKO and FDT and the estimated pro forma fees and expenses of FDT after giving effect to the Reorganizations. Actual expenses of the combined Fund may be higher.

	FAUS	FCAN	FHK	FKO	FDT	FDT Pro Forma Combined Fund
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Other Expenses	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%

Example

The following example is intended to help you compare the costs of investing in the shares of FDT on a pro forma basis following the Reorganizations with the costs of investing in FAUS, FCAN, FHK, FKO and FDT without the Reorganizations. An investor would pay the following expenses on a $10,000 investment that is held for the time periods provided in the table, assuming that all dividends and other distributions are reinvested and that operating expenses remain the same. The example also assumes a 5% annual return and that each Fund’s operating expenses remain at current levels. The example should not be considered a representation of future expenses or returns. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
FAUS	$82	$255	$444	$990
FCAN	$82	$255	$444	$990
FHK	$82	$255	$444	$990
FKO	$82	$255	$444	$990
FDT	$82	$255	$444	$990
FDT (pro forma)	$82	$255	$444	$990

Distributions

Each of the Target Funds and FDT distributes its net investment income quarterly, and each Fund distributes its net realized capital gains at least annually, if any. Neither the Target Funds nor FDT have established a dividend reinvestment plan, but dividends may be reinvested automatically in additional shares of the Target Funds or FDT shares, respectively, if the broker through whom you hold such shares makes this option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to brokerage commissions charged by the broker.

Federal Income Tax Consequences

As a condition to each Fund’s obligation to consummate the Reorganization, each Fund will receive a tax opinion from Chapman and Cutler LLP (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

(a)      the transfer of all each of the Target Fund’s assets to FDT in exchange solely for FDT shares and the assumption by FDT of all the liabilities of each of the Target Funds immediately followed by the pro rata, by class, distribution to each Target Fund’s shareholders of all FDT shares received by such Target Fund in complete liquidation of such Target Fund and the termination of such Target Fund as soon as practicable thereafter will constitute a “reorganization” within the meaning of Section 368(a) of the Code and FDT and each Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganizations;

(b)      no gain or loss will be recognized by FDT upon the receipt of all the assets of each of the Target Funds solely in exchange for FDT shares and the assumption by FDT of all the liabilities of each of the Target Funds;

(c)      no gain or loss will be recognized by any of the Target Funds upon the transfer of all of the assets of such Target Fund to FDT solely in exchange for FDT shares and the assumption by FDT of all the liabilities of such Target Fund or upon the distribution (whether actual or constructive) of such FDT shares to such Target Fund’s shareholders solely in exchange for such shareholders’ shares of such Target Fund in complete liquidation of such Target Fund;

(d)      no gain or loss will be recognized by any of the shareholders of the Target Funds upon the exchange of their respective Target Fund shares solely for FDT shares in the Reorganizations;

(e)      the aggregate basis of FDT shares received by each Target Fund shareholder pursuant to the Reorganizations will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder. The holding period of the FDT shares received by each Target Fund shareholder in the Reorganizations will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganizations; and

(f)      the basis of each of the Target Fund’s assets transferred to FDT will be the same as the basis of such assets in the hands of such Target Fund immediately before the effective time of the Reorganizations. The holding period of the assets of each of the Target Funds received by FDT will include the period during which such assets were held by such Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganizations on any of the Target Funds, FDT or any Target Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

While Target Fund shareholders are not expected to recognize any gain or loss upon the exchange of their shares in the Reorganizations, differences in the Funds’ portfolio turnover rates, net investment income and net realized capital gains may result in future taxable distributions to shareholders arising indirectly from the Reorganizations.

If the Proposal presented herein is approved by the shareholders of each of the Target Funds, each Target Fund will declare a distribution to its shareholders of all undistributed realized net investment income (computed without regard to the deduction for dividends paid) prior to the closing of the Reorganizations, and such distributions will be taxable to shareholders of such Target Fund. Such distributions are estimated as of the date hereof to be between approximately $0.00 and $0.06 per share of FAUS of realized net investment income, $0.00 and $0.06 per share of FCAN of realized net investment income, $0.00 and $0.06 per share of FHK of realized net investment income, and $0.00 and $0.06 per share of FKO of realized net investment income. As of the date hereof, none of the Target Funds anticipate that they will have any capital gains to distribute prior to the closing of the Reorganizations.

Each Target Fund will sell all of its securities prior to the Reorganizations. It is estimated that such portfolio sales will result in transaction costs payable by each Target Fund in advance of the Reorganizations as follows: (i) approximately $1,500, or 0.05% of its net assets, based on average costs normally incurred in such transactions for FAUS, (ii) approximately $1,300, or 0.05% of its net assets, based on average costs normally incurred in such transactions for FCAN, (iii) approximately $4,500, or 0.15% of its net assets, based on average costs normally incurred in such transactions for FHK, (iv) approximately $5,400, or 0.35% of its net assets, based on average costs normally incurred in such transactions for FKO.

FAUS has $587,725 of net realized losses from investment transactions, none of which will expire by FAUS’s next fiscal year end, which it will carry forward to FDT. FAUS has no estimated built-in gain limitations and has an estimated built-in annual loss limitation of $30,617. FCAN has $16.1 million of net realized losses from investment transactions, none of which will expire by FCAN’s next fiscal year end, which it will carry forward to FDT. FCAN has no estimated built-in gain limitations and has an estimated built-in annual loss limitation of $35,206. FHK has $49.7 million of net realized losses from investment transactions, none of which will expire by FHK’s next fiscal year end, which it will carry forward to FDT. FHK has no estimated built-in gain limitations and has an estimated built-in annual loss limitation of $45,505. FKO has $2.3 million of net realized losses from investment transactions, none of which will expire by FKO’s next fiscal year end, which it will carry forward to FDT. FKO has no estimated built-in gain limitations and has an estimated built-in annual loss limitation of $23,658. FDT has $182,874,027 of net realized losses from investment transactions, none of which will expire by FDT’s next fiscal year end. FDT has no estimated annual built-in gain or loss limitations.

This description of the federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganizations, including the applicability and effect of state, local, non-U.S. and other tax laws.

Further Information Regarding the Reorganization

Each Fund’s Board of Trustees has determined that the proposed Reorganizations are in the best interests of its Fund. Accordingly, the Board of Trustees of the Target Funds recommends that Target Fund shareholders vote FOR approval of the Plan and the Reorganizations it contemplates.

The affirmative vote of a majority of the outstanding voting securities of each of the Target Funds is required to approve the Plan. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the shares of the respective Fund present at the Meeting, if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the respective Fund.

If the Reorganizations are approved by shareholders of each of the Target Funds, Target Fund shareholders will receive confirmation of the approval after the Reorganizations are completed, indicating the number of shares of FDT such Target Fund shareholders are receiving as a result of the Reorganizations. Otherwise, Target Fund shareholders will be notified in the next shareholder report of the respective Target Fund. If the Reorganizations are completed, the number of shares owned by a Target Fund shareholder will change following the Reorganizations, as the shareholder will own shares in a different entity. However, the shareholders of each Target Fund will receive a number of FDT shares equal in aggregate net asset value to the aggregate net asset value of the respective Target Fund shares held as of the Valuation Time.

D. Additional Information About the Investment Policies

General Comparison of the Target Funds and FDT

The investment strategies of the Target Funds and FDT are similar, but have some important distinctions. The Target Funds and FDT are index-based ETFs whose primary investment objective is to achieve investment results that correspond generally to the price and yield (before fees and expenses) of their respective index.

Each Target Fund will seek to achieve its investment objective by normally investing at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise its respective Index. Each Index is composed of securities issued by small, mid and large cap companies operating in each respective country. FDT will seek to achieve its investment objective by normally investing at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the FDT Index. The FDT Index is composed of securities issued by small, mid and large cap companies operating in developed markets excluding the United States, as classified by the Index Provider. The Index Provider considers South Korea to be a developed market although MSCI still considers it an emerging market.

The Target Funds and FDT have elected to be classified as diversified funds. With certain exceptions, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

Similar to most ETFs, the Target Funds and FDT trade their shares on a securities exchange, and persons wishing to buy or sell shares generally may do so through a broker-dealer and pay and receive the market price per share (plus or minus any applicable commissions). ETFs also issue and redeem shares on a continuous basis, at net asset value, in Creation Units. Creation Units of FAUS, FCAN, FHK and FDT will generally be issued and redeemed in-kind for securities in which FAUS, FCAN, FHK and FDT invest, respectively. Except when aggregated in Creation Units, FAUS, FCAN, FHK and FDT shares are not redeemable securities. FKO will effect some or all of its issuances and redemptions of Creation Units for cash rather than in-kind. For more information on the procedures for purchasing and redeeming Creation Units of FDT, please see “Purchase, Redemption and Pricing of Shares” in the Reorganization SAI.

These ETF features are designed to protect ongoing shareholders from adverse effects that could arise from frequent cash creation and redemption transactions such as those that occur in a conventional mutual fund. In conventional mutual funds, redemptions can have an adverse tax impact on taxable shareholders because of a mutual fund’s frequent need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the in-kind Creation Unit redemption mechanism of FAUS, FCAN, FHK and FDT generally will not lead to a tax event for the Funds or their ongoing shareholders. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements, called “Authorized Participants,” can purchase or redeem these Creation Units. Shares of FCAN, FHK, FKO and FDT are traded on Nasdaq and shares of FAUS are traded on the NYSE Arca to provide liquidity for purchasers of the Target Funds or FDT shares in amounts less than the size of a Creation Unit. The market price of the Target Funds and FDT shares on the respective exchange may be equal to, more or less than the net asset value per share, but shares of ETFs typically trade in a range close to net asset value per share.

The Target Funds and FDT shares are not currently subject to any 12b-1 distribution and service fees. The Board of Trustees of the Trust, of which the Target Funds and FDT are series, have adopted Distribution and Service Plans pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plans, the Target Funds and FDT are authorized to pay an amount up to 0.25% of their average daily net assets each year, respectively, to reimburse FTP for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are authorized participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services. No 12b-1 fees are currently paid by any of the Target Funds or FDT, and the Target Funds and FDT will not impose these fees prior to April 30, 2021. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of each of the Target Fund’s and FDT’s assets, respectively, over time these fees would increase the cost of an investment in the Target Funds or FDT and may cost shareholders more than certain other types of sales charges.

Principal Investment Strategies of FDT

FDT will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the FDT Index. FDT, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the FDT Index. FDT’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between FDT’s performance and the performance of the FDT Index; a figure of 1.00 would represent perfect correlation. The FDT Index is owned and is developed, maintained and sponsored by the Index Provider.

The FDT Index is composed of securities issued by small, mid and large cap companies operating in developed markets excluding the United States, as classified by the Index Provider. The Index Provider classifies a country as “developed” based on a number of criteria, including national income per capita, national market capitalization and national trading volume. Companies are classified as operating in a country primarily by their country of incorporation, domicile and primary exchange listing. The FDT Index may be composed of securities denominated in non-U.S. currencies. The Index is designed to select stocks from the NASDAQ Developed Markets Ex-US Index (the “FDT Base Index”) that may generate positive alpha, or risk-adjusted returns, relative to traditional indices through the use of the AlphaDEX® selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The FDT Base Index is a comprehensive, rules-based index designed to measure stock market performance of companies in developed markets excluding the United States, as determined by the Index Provider.

Security selection for the FDT Index will be conducted in the following manner:

1.	The selection universe for the FDT Index begins with all stocks in the FDT Base Index.
2.	The Index Provider then removes any stocks which do not trade on an eligible exchange; duplicate (multiple share classes) stocks; stocks which do not meet the Index Provider’s liquidity screens; and stocks with a market capitalization less than the mid cap breakpoint (50th percentile) as calculated by Nasdaq. As of March 31, 2020, the mid cap breakpoint was $2.195 billion.
3.	For South Korean stocks currently at their foreign ownership limit, the direct listed security is replaced in the universe with its depositary receipt if available (subject to above liquidity requirements). If none is available, the stock is excluded.

4.	The remaining stocks in the universe are then ranked on both growth and value factors. Each stock receives the best style rank from this step as its selection score.
5.	The top 300 stocks based on the selection score determined in step 4 comprise the “selected stocks.” The selected stocks are then split into quintiles based on their selection score, with higher scoring quintiles receiving a greater weight in the FDT Index.
6.	The FDT Index is subject to sector/country weighting constraints which are set at 15% above the sector/country percentages of the FDT Base Index. A stock will be moved to a lower-weighted quintile when its weight, added to the weight assigned to all higher ranking stocks in its sector/country, is greater than the sector/country weighting constraint. Stocks that fail the sector/country weighting constraints at the lowest quintile will be removed from the FDT Index.

The FDT Index is rebalanced and reconstituted semi-annually and FDT makes corresponding changes to its portfolio shortly after the FDT Index changes are made public. The FDT Index’s semi-annual rebalance and reconstitution schedule may cause the Fund to experience a higher rate of portfolio turnover. FDT will be concentrated in an industry or a group of industries to the extent that the FDT Index is so concentrated. As of March 31, 2020, the FDT Index was composed of 299 securities and FDT had significant investments in Japanese issuers, Asian issuers and European issuers, although this may change from time to time. To the extent FDT invests a significant portion of its assets in a given jurisdiction or investment sector, FDT may be exposed to the risks associated with that jurisdiction or investment sector.

Principal Investments of FDT

Equity Securities. The Funds invest in equity securities, including common stocks, depositary receipts and REITs. Common stock represents an equity ownership interest in issuers. Holders of common stock are entitled to the income and increase in the value of the assets and business of the issuers after all debt obligations and obligations to preferred stockholders are satisfied. Depositary receipts are certificates typically issued by a bank or trust company that represent ownership interests in securities of non-U.S. companies. Depositary receipts may or may not be jointly sponsored by the underlying issuer. REITs typically own and operate income-producing real estate, such as residential or commercial buildings, or real-estate related assets, including mortgages.

Principal Investment Strategies of FAUS

FAUS will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the its index (the “FAUS Index”). FAUS, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the FAUS Index. FAUS’ investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between FAUS’ performance and the performance of the FAUS Index; a figure of 1.00 would represent perfect correlation. The FAUS Index is owned and is developed, maintained and sponsored by the Index Provider.

The FAUS Index is composed of securities issued by small, mid and large cap companies operating in Australia, as classified by the Index Provider. Companies are classified as operating in a country primarily by their country of incorporation, domicile and primary exchange listing. The FAUS Index may be composed of securities denominated in non-U.S. currencies. The FAUS Index is designed to select stocks from the NASDAQ Australia Index (the “FAUS Base Index”) that may generate positive alpha, or risk-adjusted returns, relative to traditional indices through the use of the AlphaDEX® selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The FAUS Base Index is a comprehensive, rules-based index designed to measure stock market performance of companies in Australia, as determined by the Index Provider.

Security selection for the FAUS Index will be conducted in the following manner:

1.	The selection universe for the FAUS Index begins with all stocks in the FAUS Base Index.
2.	The Index Provider then removes any stocks which do not trade on an eligible exchange; duplicate (multiple share classes) stocks; stocks which do not meet the Index Provider’s liquidity screens; and stocks with a market capitalization less than the midcap breakpoint (50th percentile) as calculated by Nasdaq. As of March 31, 2020, the midcap breakpoint was $2.1.95 billion.
3.	The remaining stocks in the universe are then ranked on both growth and value factors. Each stock receives the best style rank from this step as its selection score.
4.	The top 40 stocks based on the selection score determined in step 3 comprise the “selected stocks.” The selected stocks are then split into quintiles based on their selection score, with higher scoring quintiles receiving a greater weight in the FAUS Index.
5.	The FAUS Index is subject to sector weighting constraints which are set at 15% above the sector percentages of the FAUS Base Index. For example, if financial companies comprise 15% of the FAUS Base Index, the FAUS Index will be comprised of no more than 30% financials. Stocks will fail the sector constraint if the weight assigned to the stock, when added to the weight assigned to all higher ranking stocks in its sector, is greater than the sector weighting constraint.

The FAUS Index is rebalanced and reconstituted semi-annually and FAUS makes corresponding changes to its portfolio shortly after the FAUS Index changes are made public. The FAUS Index’s semi-annual rebalance and reconstitution schedule may cause FAUS to experience a higher rate of portfolio turnover. FAUS will be concentrated in an industry or a group of industries to the extent that the FAUS Index is so concentrated. As of March 31, 2020, the FAUS Index was composed of 40 securities and FAUS had significant investments in materials companies, real estate companies and Australian issuers, although this may change from time to time. To the extent FAUS invests a significant portion of its assets in a given jurisdiction or investment sector, FAUS may be exposed to the risks associated with that jurisdiction or investment sector.

Principal Investments of FAUS

Equity Securities. FAUS invests in equity securities, including common stocks, depositary receipts and REITs. Common stock represents an equity ownership interest in issuers. Holders of common stock are entitled to the income and increase in the value of the assets and business of the issuers after all debt obligations and obligations to preferred stockholders are satisfied. Depositary receipts are certificates typically issued by a bank or trust company that represent ownership interests in securities of non-U.S. companies. Depositary receipts may or may not be jointly sponsored by the underlying issuer. REITs typically own and operate income-producing real estate, such as residential or commercial buildings, or real-estate related assets, including mortgages.

Principal Investment Strategies of FCAN

FCAN will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the its index (the “FCAN Index”). FCAN, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the FCAN Index. FCAN’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between FCAN’s performance and the performance of the FCAN Index; a figure of 1.00 would represent perfect correlation. The FCAN Index is owned and is developed, maintained and sponsored by the Index Provider.

The FCAN Index is composed of securities issued by small, mid and large cap companies operating in Canada, as classified by the Index Provider. Companies are classified as operating in a country primarily by their country of incorporation, domicile and primary exchange listing. The FCAN Index may be composed of securities denominated in non-U.S. currencies. The FCAN Index is designed to select stocks from the NASDAQ Canada Index (the “FCAN Base Index”) that may generate positive alpha, or risk-adjusted returns, relative to traditional indices through the use of the AlphaDEX® selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The FCAN Base Index is a comprehensive, rules-based index designed to measure stock market performance of companies in Canada, as determined by the Index Provider.

Security selection for the FCAN Index will be conducted in the following manner:

1.	The selection universe for the FCAN Index begins with all stocks in the FCAN Base Index.
2.	The Index Provider then removes any stocks which do not trade on an eligible exchange; duplicate (multiple share classes) stocks; stocks which do not meet the Index Provider’s liquidity screens; and stocks with a market capitalization less than the midcap breakpoint (50th percentile) as calculated by Nasdaq. As of March 31, 2020, the midcap breakpoint was $2.195 billion.
3.	The remaining stocks in the universe are then ranked on both growth and value factors. Each stock receives the best style rank from this step as its selection score.
4.	The top 40 stocks based on the selection score determined in step 3 comprise the “selected stocks.” The selected stocks are then split into quintiles based on their selection score, with higher scoring quintiles receiving a greater weight in the FCAN Index.
5.	The FCAN Index is subject to sector weighting constraints which are set at 15% above the sector percentages of the Base Index. For example, if financial companies comprise 15% of the Base Index, the FCAN Index will be comprised of no more than 30% financials. Stocks will fail the sector constraint if the weight assigned to the stock, when added to the weight assigned to all higher ranking stocks in its sector, is greater than the sector weighting constraint.

The FCAN Index is rebalanced and reconstituted semi-annually and FCAN makes corresponding changes to its portfolio shortly after the FCAN Index changes are made public. The FCAN Index’s semi-annual rebalance and reconstitution schedule may cause FAUS to experience a higher rate of portfolio turnover. FCAN will be concentrated in an industry or a group of industries to the extent that the FCAN Index is so concentrated. As of March 31, 2020, the FCAN Index was composed of 39 securities and FCAN had significant investments in energy companies, materials companies and Canadian issuers, although this may change from time to time. To the extent FCAN invests a significant portion of its assets in a given jurisdiction or investment sector, FCAN may be exposed to the risks associated with that jurisdiction or investment sector.

Principal Investments of FCAN

Equity Securities. FCAN invests in equity securities, including common stocks, depositary receipts and REITs. Common stock represents an equity ownership interest in issuers. Holders of common stock are entitled to the income and increase in the value of the assets and business of the issuers after all debt obligations and obligations to preferred stockholders are satisfied. Depositary receipts are certificates typically issued by a bank or trust company that represent ownership interests in securities of non-U.S. companies. Depositary receipts may or may not be jointly sponsored by the underlying issuer. REITs typically own and operate income-producing real estate, such as residential or commercial buildings, or real-estate related assets, including mortgages.

Principal Investment Strategies of FHK

FHK will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the its index (the “FHK Index”). FHK, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the FHK Index. FHK’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between FHK’s performance and the performance of the FHK Index; a figure of 1.00 would represent perfect correlation. The FHK Index is owned and is developed, maintained and sponsored by the Index Provider.

The FHK Index is composed of securities issued by small, mid and large cap companies operating in Hong Kong, as classified by the Index Provider. Companies are classified as operating in a country primarily by their country of incorporation, domicile and primary exchange listing. The FHK Index may be composed of securities denominated in non-U.S. currencies. The FHK Index is designed to select stocks from the NASDAQ Hong Kong Index (the “FHK Base Index”) that may generate positive alpha, or risk-adjusted returns, relative to traditional indices through the use of the AlphaDEX® selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The FHK Base Index is a comprehensive, rules-based index designed to measure stock market performance of companies in Canada, as determined by the Index Provider.

Security selection for the FHK Index will be conducted in the following manner:

1.	The selection universe for the FHK Index begins with all stocks in the FHK Base Index.
2.	The Index Provider then removes any stocks which do not trade on an eligible exchange; duplicate (multiple share classes) stocks; stocks which do not meet the Index Provider’s liquidity screens; and stocks with a market capitalization less than the midcap breakpoint (50th percentile) as calculated by Nasdaq. As of March 31, 2020, the midcap breakpoint was $2.195 billion.
3.	The remaining stocks in the universe are then ranked on both growth and value factors. Each stock receives the best style rank from this step as its selection score.

4.	The top 40 stocks based on the selection score determined in step 3 comprise the “selected stocks.” The selected stocks are then split into quintiles based on their selection score, with higher scoring quintiles receiving a greater weight in the FHK Index.
5.	The FHK Index is subject to sector weighting constraints which are set at 15% above the sector percentages of the Base Index. For example, if financial companies comprise 15% of the Base Index, the FHK Index will be comprised of no more than 30% financials. Stocks will fail the sector constraint if the weight assigned to the stock, when added to the weight assigned to all higher ranking stocks in its sector, is greater than the sector weighting constraint.

The FHK Index is rebalanced and reconstituted semi-annually and FHK makes corresponding changes to its portfolio shortly after the FHK Index changes are made public. The FHK Index’s semi-annual rebalance and reconstitution schedule may cause FHK to experience a higher rate of portfolio turnover. FHK will be concentrated in an industry or a group of industries to the extent that the FHK Index is so concentrated. As of March 31, 2020, the FHK Index was composed of 40 securities and FHK had significant investments in real estate companies, Hong Kong issuers and Asian issuers, although this may change from time to time. To the extent FHK invests a significant portion of its assets in a given jurisdiction or investment sector, FHK may be exposed to the risks associated with that jurisdiction or investment sector.

Principal Investments of FHK

Equity Securities. FHK invests in equity securities, including common stocks, depositary receipts and REITs. Common stock represents an equity ownership interest in issuers. Holders of common stock are entitled to the income and increase in the value of the assets and business of the issuers after all debt obligations and obligations to preferred stockholders are satisfied. Depositary receipts are certificates typically issued by a bank or trust company that represent ownership interests in securities of non-U.S. companies. Depositary receipts may or may not be jointly sponsored by the underlying issuer. REITs typically own and operate income-producing real estate, such as residential or commercial buildings, or real-estate related assets, including mortgages.

Principal Investment Strategies of FKO

FKO will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the its index (the “FKO Index”). FKO, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the FKO Index. FKO’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between FKO’s performance and the performance of the FKO Index; a figure of 1.00 would represent perfect correlation. The FKO Index is owned and is developed, maintained and sponsored by the Index Provider.

The FKO Index is composed of securities issued by small, mid and large cap companies operating in South Korea, as classified by the Index Provider. Companies are classified as operating in a country primarily by their country of incorporation, domicile and primary exchange listing. The FKO Index may be composed of securities denominated in non-U.S. currencies. The FKO Index is designed to select stocks from the NASDAQ South Korea Index (the “FKO Base Index”) that may generate positive alpha, or risk-adjusted returns, relative to traditional indices through the use of the AlphaDEX® selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The FKO Base Index is a comprehensive, rules-based index designed to measure stock market performance of companies in Canada, as determined by the Index Provider.

Security selection for the FKO Index will be conducted in the following manner:

1.	The selection universe for the FKO Index begins with all stocks in the FKO Base Index.
2.	The Index Provider then removes any stocks which do not trade on an eligible exchange; duplicate (multiple share classes) stocks; stocks which do not meet the Index Provider’s liquidity screens; and stocks with a market capitalization less than the midcap breakpoint (50th percentile) as calculated by Nasdaq. As of March 31, 2020, the mid cap breakpoint was $2.195 billion.
3.	For South Korean stocks currently at their foreign ownership limit, the direct listed security is replaced in the universe with its depositary receipt if available (subject to above liquidity requirements). If none is available, the stock is excluded.
4.	The remaining stocks in the universe are then ranked on both growth and value factors. Each stock receives the best style rank from this step as its selection score.
5.	The top 50 stocks based on the selection score determined in step 4 comprise the “selected stocks.” The selected stocks are then split into quintiles based on their selection score, with higher scoring quintiles receiving a greater weight in the Index.
6.	The FKO Index is subject to sector/country weighting constraints which are set at 15% above the sector/country percentages of the FKO Base Index. A stock will be moved to a lower-weighted quintile when its weight, added to the weight assigned to all higher ranking stocks in its sector/country, is greater than the sector/country weighting constraint. Stocks that fail the sector/country weighting constraints at the lowest quintile will be removed from the Index.

The FKO Index is rebalanced and reconstituted semi-annually and FKO makes corresponding changes to its portfolio shortly after the FKO Index changes are made public. The FKO Index’s semi-annual rebalance and reconstitution schedule may cause FKO to experience a higher rate of portfolio turnover. FKO will be concentrated in an industry or a group of industries to the extent that the FHK Index is so concentrated. As of March 31, 2020, the FKO Index was composed of 50 securities and FKO had significant investments in industrials companies, South Korean issuers and Asian issuers, although this may change from time to time. To the extent FKO invests a significant portion of its assets in a given jurisdiction or investment sector, the Fund may be exposed to the risks associated with that jurisdiction or investment sector.

Principal Investments of FKO

Equity Securities. FKO invests in equity securities, including common stocks, depositary receipts and REITs. Common stock represents an equity ownership interest in issuers. Holders of common stock are entitled to the income and increase in the value of the assets and business of the issuers after all debt obligations and obligations to preferred stockholders are satisfied. Depositary receipts are certificates typically issued by a bank or trust company that represent ownership interests in securities of non-U.S. companies. Depositary receipts may or may not be jointly sponsored by the underlying issuer. REITs typically own and operate income-producing real estate, such as residential or commercial buildings, or real-estate related assets, including mortgages.

Investment Advisers and Portfolio Managers

First Trust Advisors L.P., 120 East Liberty Drive, Wheaton, Illinois 60187, is the investment adviser to the Funds. In this capacity, First Trust provides certain clerical, bookkeeping and other administrative services to each Fund as well as fund reporting services. In addition to the foregoing, First Trust is also responsible for the selection and ongoing monitoring of the portfolio securities for the Funds. Following the Reorganization, First Trust will continue in its capacity as the investment adviser of FDT.

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust. First Trust discharges is responsibilities subject to the policies of the Board of Trustees of the Funds.

As of April 15, 2020, First Trust served as investment advisor to eight mutual funds, ten exchange-traded funds consisting of 153 series and 15 closed-end funds. It is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P., an affiliate of First Trust, 120 East Liberty Drive, Wheaton, Illinois 60187 (“FTP”). FTP specializes in the underwriting, trading and distribution of unit investment trusts and other securities. As of March 31, 2020, First Trust collectively managed or supervised approximately $115 billion through unit investment trusts, exchange traded funds, closed-end funds, mutual funds and separate managed accounts. First Trust is the supervisor of the First Trust unit investment trusts, while FTP is the sponsor. FTP is also a distributor of mutual fund shares and exchange-traded fund creation units. First Trust and FTP are based in Wheaton, Illinois.

There is no one individual primarily responsible for portfolio management decisions for the Target Funds or FDT. Investments are made under the direction of the Investment Committee of First Trust with daily decisions being made jointly by Investment Committee members. The Investment Committee consists of Daniel J. Lindquist, Jon C. Erickson, David G. McGarel, Roger F. Testin, Stan Ueland and Chris A. Peterson.

Mr. Lindquist is Chairman of the Investment Committee and presides over Investment Committee meetings. Mr. Lindquist is responsible for overseeing the implementation of the Fund’s investment strategy. Mr. Lindquist joined First Trust as a Vice President in April 2004 and was a Senior Vice President of First Trust and FTP from September 2005 to July 2012. Mr. Lindquist has been a Managing Director of First Trust and FTP since 2012.

Mr. Erickson has been a Senior Vice President of First Trust and FTP since 2001. As the head of First Trust’s Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies.

Mr. McGarel is the Chief Investment Officer, Chief Operating Officer and a Managing Director of First Trust and FTP. As First Trust’s Chief Investment Officer, Mr. McGarel consults with the other members of the Investment Committee on market conditions and First Trust’s general investment philosophy. As Chief Operating Officer, Mr. McGarel is responsible for First Trust and FTP operations, including information systems, trust administration and First Trust administration. Mr. McGarel was a Senior Vice President of First Trust and FTP from January 2004 to July 2012.

Mr. Testin has been a Senior Vice President of First Trust and FTP since 2003. Mr. Testin is the head of First Trust’s Portfolio Management Group.

Mr. Ueland joined First Trust as a Vice President in August 2005 and has been a Senior Vice President of First Trust and FTP since September 2012. At First Trust, he plays an important role in executing the investment strategies of each portfolio of exchange-traded funds advised by First Trust.

Mr. Peterson is a Senior Vice President and head of First Trust’s strategy research group. He joined First Trust in January of 2000. Mr. Peterson is responsible for developing and implementing quantitative equity investment strategies. Mr. Peterson received his B.S. in Finance from Bradley University in 1997 and his M.B.A. from the University of Chicago Booth School of Business in 2005. He has over 20 years of financial services industry experience and is a recipient of the Chartered Financial Analyst designation.

Pursuant to the Investment Management Agreement between First Trust and the Trust, each Fund has agreed to pay First Trust an annual unitary management fee equal to 0.80% of its average daily net assets. First Trust provides fund reporting services to the Funds for a flat annual fee in the amount of $9,250 per Fund, which is included in the annual unitary management fee.

Proposal

The Proposal to be submitted to the shareholders of First Trust Australia AlphaDEX® Fund, First Trust Canada AlphaDEX® Fund, First Trust Hong Kong AlphaDEX® Fund, and First Trust South Korea AlphaDEX® Fund at the Meeting is as follows:

To approve an Agreement and Plan of Reorganization by and between the First Trust Exchange-Traded AlphaDEX® Fund II, on behalf of First Trust Australia AlphaDEX® Fund, First Trust Canada AlphaDEX® Fund, First Trust Hong Kong AlphaDEX® Fund, and First Trust South Korea AlphaDEX® Fund, and First Trust Exchange-Traded AlphaDEX® Fund II, on behalf of First Trust Developed Markets ex-US AlphaDEX® Fund, pursuant to which each of First Trust Australia AlphaDEX® Fund, First Trust Canada AlphaDEX® Fund, First Trust Hong Kong AlphaDEX® Fund, and First Trust South Korea AlphaDEX® Fund would (i) transfer all of its assets to First Trust Developed Markets ex-US AlphaDEX® Fund in exchange solely for newly issued shares of First Trust Developed Markets ex-US AlphaDEX® Fund and First Trust Developed Markets ex-US AlphaDEX® Fund’s assumption of all of the liabilities of each of First Trust Australia AlphaDEX® Fund, First Trust Canada AlphaDEX® Fund, First Trust Hong Kong AlphaDEX® Fund, and First Trust South Korea AlphaDEX® Fund and (ii) immediately distribute such newly issued shares of First Trust Developed Markets ex-US AlphaDEX® Fund to First Trust Australia AlphaDEX® Fund, First Trust Canada AlphaDEX® Fund, First Trust Hong Kong AlphaDEX® Fund, and First Trust South Korea AlphaDEX® shareholders, respectively (collectively, the “Reorganizations”).

For the forgoing reasons, the Board of Trustees of the Target Funds recommends that Target Fund shareholders vote FOR approval of the Plan and the Reorganizations it contemplates.

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ADDITIONAL INFORMATION ABOUT FAUS, FCAN, FHK, FKO AND FDT

Charter Documents.

The Target Funds and FDT are each a diversified series of the Trust, a Massachusetts business trust governed by Massachusetts law. The Trust is governed by an Amended and Restated Declaration of Trust, dated as of June 12, 2017 (the “Declaration”) and By-Laws. Additional information about the Declaration and By-Laws is provided below.

Shares of beneficial interest of each Fund entitle their holders to one vote per share and fractional shares entitle their holders to a proportionate fractional vote. The Trust is permitted to have more than one series, and currently there are 15 series of the Trust existing in addition to the FAUS, FCAN, FHK, FKO and FDT. In some circumstances, all of the series vote together, but a separate vote will be taken by the shareholders of FAUS, FCAN, FHK, FKO and FDT on matters affecting FAUS, FCAN, FHK, FKO and FDT, respectively, as a series when so required under the 1940 Act or when the Board of Trustees of FAUS, FCAN, FHK, FKO and FDT has determined that the matter affects only the interests of the shareholders of FAUS, FCAN, FHK, FKO or FDT, respectively. If a matter affects only a particular series of the Trust and does not affect FAUS, FCAN, FHK, FKO or FDT, only the required vote by that applicable series shall be required. For example, a change in a fundamental investment policy for FDT would be voted upon only by shareholders of FDT.

None of the Funds are required to hold annual meetings of shareholders under the Declaration and By-Laws. Shareholder meetings of the Trust must be called when required by the 1940 Act to elect Trustees. Shareholder meetings of FAUS, FCAN, FHK, FKO and FDT may be called by a majority of the Trustees of the Trust. Shareholder meetings of FAUS, FCAN, FHK, FKO and FDT shall be called by the Secretary of the Trust, upon the order of the Trustees of the Trust upon the written request of the shareholders holding shares of FAUS, FCAN, FHK, FKO or FDT, respectively, representing in the aggregate not less than one-third of the voting power of the outstanding shares of FAUS, FCAN, FHK, FKO or FDT, respectively, entitled to vote on the matters specified in such written request provided that (i) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (ii) the shareholders of FAUS, FCAN, FHK, FKO or FDT requesting such meeting shall have paid to the Trust the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such shareholders.

None of the Fund’s shares have preemptive rights. However, under the Declaration, the Trustees have the power to authorize from time to time, such preference, preemptive, conversion or exchange rights as the Trustees may determine. Mutual funds, in general, issue shares that can be redeemed or sold back to the fund at the fund’s net asset value per share (less any applicable redemption fee or sales charge). Unlike conventional mutual funds, ETFs like FAUS, FCAN, FHK, FKO and FDT issue and redeem shares on a continuous basis, at net asset value, only in Creation Units. Creation Units of FAUS, FCAN, FHK and FDT will generally be issued and redeemed in-kind for securities in which FAUS, FCAN, FHK or FDT, respectively, invest. FKO will effect some or all of its issuances and redemptions of Creation Units for cash rather than in-kind. A Creation Unit of FAUS, FCAN, FHK, FKO and FDT consists of 50,000 shares. FAUS, FCAN, FHK, FKO and FDT shares are not individually redeemable securities of FAUS, FCAN, FHK, FKO and FDT, respectively, except when aggregated as Creation Units. Shares of FCAN, FHK, FKO and FDT are listed and traded on Nasdaq under the ticker symbol “FCAN,” “FHK,” “FKO” and “FDT,” respectively, and shares of FAUS are listed and traded on the NYSE Arca under the ticker symbol “FAUS,” to provide liquidity for individual shareholders of FAUS, FCAN, FHK, FKO and FDT shares in amounts less than the size of a Creation Unit.

Shareholders of FAUS, FCAN, FHK, FKO and FDT are entitled to dividends as declared by the Trustees, and if the Trust were liquidated, each shareholder of FAUS, FCAN, FHK, FKO and FDT would be entitled to receive pro rata the distributable assets of the Trust attributable to shares of FAUS, FCAN, FHK, FKO and FDT, respectively. Each of FAUS, FCAN, FHK, FKO and FDT distribute their net investment income quarterly and their net realized capital gains at least annually, if any.

Under Massachusetts law, shareholders of a Massachusetts business trust could, in certain circumstances, be held personally liable for the obligations of a Fund. However, the Declaration contains an express disclaimer of shareholder liability for any debts, liability or obligation or expense incurred by, contracted for, or otherwise existing with respect to the respective Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Funds or the Trustees. The Declaration further provides for indemnification for all claims and liabilities of any shareholder held personally liable for the obligations of a Fund solely by reason of being or having been a shareholder of the Fund.

As noted above, the Trust issues its shares in more than one series. The Declaration authorizes the issuance of classes of shares. All consideration received by FAUS, FCAN, FHK, FKO or FDT for the issue or sale of shares of FAUS, FCAN, FHK, FKO or FDT, respectively, together with all assets in which such consideration is invested or reinvested, and all income, earnings, profits and proceeds, including proceeds from the sale, exchange or liquidation of assets, are held and accounted for separately from the other assets of the Trust, subject only to the rights of creditors of FAUS, FCAN, FHK, FKO or FDT, respectively, and belong irrevocably to FAUS, FCAN, FHK, FKO or FDT for all purposes. Additional series of the Trust may be established by the Trustees of the Trust from time to time. Shares of FAUS, FCAN, FHK, FKO or FDT may be issued in classes, with such relative rights and preferences as may be determined by the Trustees from time to time.

In general, the Declaration of the Trust requires a shareholder vote only on those matters where the 1940 Act requires a vote of shareholders and otherwise permits the Trustees to take actions without seeking the consent of shareholders. The Declaration gives the Trustees broad authority to approve reorganizations between FAUS, FCAN, FHK, FKO or FDT, as the case may be, and another entity or the sale of all or substantially all of the Fund’s assets without shareholder approval if the 1940 Act would not require such approval. Because of certain differences between FAUS, FCAN, FHK, FKO and FDT, the 1940 Act requires that the Reorganizations be approved by the affirmative vote of the “majority of the outstanding voting securities” of each of the Target Funds. Under the Declaration, a reorganization required by the 1940 Act to be approved by shareholders would need the affirmative vote of the “majority of the outstanding voting securities” as described above. The 1940 Act does not require the approval of shareholders of FDT for the Reorganization.

The Declaration permits amendments to the Declaration and By-Laws to be made by the Trustees, without shareholder vote.

The Trust is not required to hold annual meeting of shareholders, and each Trustee is elected to serve until the next meeting of shareholders is called for the purpose of considering the election or re-election of such Trustee or of a successor Trustee. Except as required by the 1940 Act, Nasdaq or NYSE Arca rules or as described above, the Declaration does not require the Trustees of the Trust to call meetings of the shareholders for the election or re-election of Trustees. Subject to the limits of the 1940 Act, any vacancies on the Board of Trustees may be filled by a majority of the Trustees then in office. The Declaration provides that, subject to the limits of the 1940 Act and with the exception of certain limited circumstances, any Trustee of the Trust may be removed from office only (i) by action of at least two-thirds of the outstanding shares of the respective Fund, or (ii) by the action of at least two-thirds of the remaining Trustees.

Quorum for a shareholder meeting of the Trust is the presence in person or by proxy of 33-1/3% of the voting power of the outstanding shares entitled to vote or, when a matter requires a separate vote by series or class, then 33-1/3% of the voting power of the aggregate number of outstanding shares of that series or class entitled to vote shall constitute a quorum as to the matter being voted upon by that series or class.

The foregoing is a very general summary of certain provisions of the charter documents governing FDT, FAUS, FCAN, FHK and FKO. Please see the charter documents themselves for additional information.

Independent Registered Public Accounting Firm (“Auditor”)

Deloitte & Touche LLP serves as Auditor for both FAUS, FCAN, FHK, FKO and FDT.

Fund Service Providers

Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110 , acts as the administrator, accounting agent, custodian and transfer agent to FAUS, FCAN, FHK, FKO and FDT. Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, serves as legal counsel to both the Target Funds and FDT.

Net Asset Value

FDT’s net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for FDT by taking the market price of FDT’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Board of Trustees of FDT or its delegate.

FDT’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value, in accordance with valuation procedures adopted by the Board of Trustees and in accordance with the 1940 Act. Portfolio securities listed on any exchange other than Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”) are valued at the last sale price on the business day as of which such value is being determined. Securities listed on Nasdaq or the AIM are valued at the official closing price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on Nasdaq or the AIM, the securities are fair valued at the mean of the most recent bid and ask prices on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities trading on Nasdaq or the AIM, are fair valued at the mean of the most recent bid and asked price, if available, and otherwise at the closing bid price. Short-term investments that mature in less than 60 days when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discount, provided First Trust’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Net asset value may change on days when investors may not sell or redeem Fund shares.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate, First Trust’s Pricing Committee, at fair value. The use of fair value pricing by FDT is governed by valuation procedures adopted by the Board of Trustees and in accordance with the provisions of the 1940 Act. These securities generally include, but are not limited to, certain restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of FDT’s net asset value or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used generally they will differ from the current market valuations.

GENERAL INFORMATION

Voting Process

This Proxy Statement/Prospectus, along with the Notice of Joint Special Meeting of Shareholders and the proxy card, is being mailed to shareholders of the Target Funds on or about [ ], 2020. Much of the information is required to be disclosed under rules of the SEC. If there is anything you don’t understand, please contact AST Fund Solutions LLC, proxy solicitor for the Funds, at [ ].

Shareholders of record of each of the Target Funds as of the close of business on [_______], 2020 (the “Record Date”) are entitled to notice of and to vote at the Meeting and any and all adjournments or postponements thereof. If you are unable to attend the Meeting or any adjournment or postponement thereof, the Board of Trustees requests that you vote your shares by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the Internet. On the matters coming before the Meeting as to which a choice has been specified by shareholders on the accompanying proxy card, the shares will be voted accordingly where such proxy card is properly executed and not properly revoked. If a proxy is returned and no choice is specified, the shares will be voted FOR the Proposal. Shareholders who execute proxies or provide voting instructions by telephone or by Internet may revoke them at any time before a vote is taken on the Proposal by filing with the respective Target Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. A prior proxy can also be revoked prior to its exercise by voting again through the toll-free number or the Internet address listed in the proxy card. Merely attending the Meeting, however, will not revoke any previously submitted proxy. Shareholders who intend to attend the Meeting will need to show valid identification and proof of share ownership to be admitted to the Meeting.

AST Fund Solutions LLC has been engaged to assist in the solicitation of proxies for the Target Funds. As the date of the Meeting approaches, certain shareholders of the Target Funds may receive a telephone call from a representative of AST Fund Solutions LLC if their votes have not yet been received. Authorization to permit AST Fund Solutions LLC to execute proxies may be obtained by telephonic instructions from shareholders of the Target Funds. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Board of Trustees believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the representative of AST Fund Solutions LLC is required to ask for each shareholder’s full name and address, or zip code, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to AST Fund Solutions LLC, then the representative has the responsibility to explain the process, read the Proposal on the proxy card, and ask for the shareholder’s instructions on the Proposal. Although the representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. AST Fund Solutions LLC will record the shareholder’s instructions on the proxy card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call AST Fund Solutions LLC immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

Please see the instructions on your proxy card for voting by phone or via the Internet. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions by phone or via the Internet.

Under the By-Laws of the Trust, a quorum for the transaction of business at the Meeting with respect to a Target Fund is constituted by the presence in person or by proxy of the holders of at least thirty-three and one-third percent (33-1/3%) of the voting power of the outstanding shares of the respective Target Fund entitled to vote at the Meeting. For purposes of establishing whether a quorum is present, all shares present in person or by properly submitted proxy and entitled to vote, including abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), are counted.

If a quorum is not present with respect to each Target Fund, the chair of the Meeting or person presiding thereat, as applicable, may adjourn the Meeting from time to time until a quorum is present. In the event that a quorum is present but sufficient votes in favor of the Proposal have not been received, the Meeting may, by motion of the person presiding thereat, be adjourned when such adjournment is approved by the vote of holders of shares of each of the Target Funds representing a majority of the voting power of the shares of such Target Fund present and entitled to vote with respect to the matter to be adjourned, and voting on the adjournment. Unless a proxy is otherwise limited in this regard, any shares of the Target Funds present and entitled to vote at the Meeting that are represented by broker non-votes may, at the discretion of the proxies named therein, be voted in favor of adjournment.

Broker-dealer firms holding shares of any of the Target Funds in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Proposal. Pursuant to NYSE Rule 452, broker-dealers that are members of the NYSE Arca and that have not received instructions from a customer prior to the date specified in the broker-dealer’s request for voting instructions may not vote such customer’s shares on the Proposal being considered at the Meeting. Broker-dealers who are not members of the NYSE Arca may be subject to other rules, which may or may not permit them to vote customer shares without instruction.

The affirmative vote of a majority of the outstanding voting securities of each of the Target Funds is required to approve the Proposal relating to the Plan as set forth on the cover of this Proxy Statement/Prospectus. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the shares of the respective Fund present at the Meeting, if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the respective Fund. For purposes of determining the approval of the Plan and the Reorganizations it contemplates by each Target Fund’s shareholders, abstentions and broker non-votes will have the effect of a vote against such Proposal.

Proxy solicitations will be made, beginning on or about [                      ], 2020, primarily by mail, but such solicitations may also be made by telephone or personal interviews conducted by (i) officers of the Trust, as applicable; (ii) AST Fund Solutions LLC, each of the Target Funds’ proxy solicitor that will provide proxy solicitation services in connection with the Proposal set forth herein; (iii) First Trust, the investment adviser of the Funds; (iv) Brown Brothers Harriman & Co., the administrator, accounting agent, custodian and transfer agent of each of the Target Funds; or (v) any affiliates of those entities.

The direct expenses of the Reorganizations and of the proxy solicitation activities with respect thereto, including the costs incurred in connection with the preparation of this Proxy Statement/Prospectus and its enclosures, will be paid by First Trust. Additionally, First Trust will pay any trading expenses in connection with reinvesting the assets of the Target Funds after the reorganizations.

The indirect expenses of the Reorganizations, primarily relating to the sale of each of the Target Funds securities, will be borne by the respective Target Fund and are estimated to be as follows: (i) for FAUS, approximately $1,500, or 0.05% of its net assets, based on average costs normally incurred in such transactions, (ii) for FCAN, approximately $1,300, or 0.05% of its net assets, based on average costs normally incurred in such transactions, (iii) for FHK, approximately $4,500, or 0.15% of its net assets, based on average costs normally incurred in such transactions, and (iv) for FKO, approximately $5,400, or 0.35% of its net assets, based on average costs normally incurred in such transactions.

As of the Record Date, [ ] shares of FAUS were outstanding, [ ] shares of FCAN were outstanding, [ ] shares of FHK were outstanding and [ ] shares of FKO were outstanding. Shareholders of record on the Record Date are entitled to one vote for each share of the Target Funds the shareholder owns.

Share Ownership of FAUS, FCAN, FHK, FKO and FDT

Based solely on information First Trust obtained from filings available on the SEC’s EDGAR website, the following tables provide information regarding persons who owned beneficially or of record 5% or more of shares of FAUS, FCAN, FHK, FKO and FDT and, on a pro forma basis, FDT on a post-Reorganization basis. Neither First Trust nor FAUS, FCAN, FHK, FKO have any knowledge regarding the identities of the ultimate beneficiaries of any of the shares referenced below.

FAUS

Name and Address	Number of Shares Beneficially Owned(1)	Percentage of Ownership(1)
BOFA Securities, Inc. 4804 Deer Lake Dr E Jacksonville, FL 32246	52,891	52.89%
Merrill Lynch, Pierce, Fenner & Smith Incorporated/8862MLPF 4804 Deer Lake Dr E Jacksonville, FL 32246	11,053	11.05%
J.P. Morgan Securities LLC/JPMC 500 Stanton Christiana Road, NCC5 Newark, DE 19713	10,483	10.48%

(1)       This information is based solely on the information provided on such shareholder’s filings with the SEC and First Trust. FDT, FAUS, FCAN, FHK and FKO disclaim any responsibility as to the accuracy of such information.

FCAN

Name and Address	Number of Shares Beneficially Owned(1)	Percentage of Ownership(1)
BOFA Securities, Inc. 4804 Deer Lake Dr E Jacksonville, FL 32246	28,994	19.33%
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	24,516	16.34%
Citadel Securities LLC 131 South Dearborn Street Chicago, IL 60303	15,637	10.42%
TD Ameritrade Clearing, Inc. 200 S. 108th Ave. Omaha, NE 68154	10,935	7.29%
Morgan Stanley Smith Barney LLC 1300 Thames St, 6th Floor Baltimore, MD 21231	10,676	7.12%
RBC Dominion Securities Inc./CDS 200 Bay Street, 6th Floor Royal Bank Plaza North Tower Toronto, Ontario M5J 2W7	10,274	6.85%
J.P. Morgan Securities LLC/JPMC 500 Stanton Christiana Road, NCC5 Newark, DE 19713	10,076	6.72%
Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016	8,195	5.46%

(1)       This information is based solely on the information provided on such shareholder’s filings with the SEC and First Trust. FDT, FAUS, FCAN, FHK and FKO disclaim any responsibility as to the accuracy of such information.

FHK

Name and Address	Number of Shares Beneficially Owned(1)	Percentage of Ownership(1)
BOFA Securities, Inc. 4804 Deer Lake Dr E Jacksonville, FL 32246	47,653	47.65%
J.P. Morgan Securities LLC/JPMC 500 Stanton Christiana Road, NCC5 Newark, DE 19713	9,102	9.10%
Citadel Securities LLC 131 South Dearborn Street Chicago, IL 60303	6,861	6.86%
D.A. Davidson & Co. 8 Third Street North Great Falls, Montana 59401	5,753	5.75%
Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016	5,042	5.04%

(1)       This information is based solely on the information provided on such shareholder’s filings with the SEC and First Trust. FDT, FAUS, FCAN, FHK and FKO disclaim any responsibility as to the accuracy of such information.

FKO

Name and Address	Number of Shares Beneficially Owned(1)	Percentage of Ownership(1)
Credit Suisse Securities (USA) LLC 7033 Louis Stevens Drive, Global Proxy Services Research Triangle Park, NC 27560	40,518	40.52%
BOFA Securities, Inc. 4804 Deer Lake Dr E Jacksonville, FL 32246	19,447	19.45%
Citadel Securities LLC 131 South Dearborn Street Chicago, IL 60303	5,874	5.87%

(1)       This information is based solely on the information provided on such shareholder’s filings with the SEC and First Trust. FDT, FAUS, FCAN, FHK and FKO disclaim any responsibility as to the accuracy of such information.

FDT

Name and Address	Number of Shares Beneficially Owned(1)	Percentage of Ownership(1)
Morgan Stanley Smith Barney LLC 1300 Thames St, 6th Floor Baltimore, MD 21231	1,469,229	14.69%
Wells Fargo Clearing Services, LLC 2801 Market Street H0006-09B St. Louis, MO 63103	1,058,110	10.58%
Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	858,851	8.59%
Merrill Lynch, Pierce, Fenner & Smith Incorporated/8862MLPF 4804 Deer Lake Dr E Jacksonville, FL 32246	849,119	8.49%
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	787,556	7.87%
LPL Financial Corporation 1055 LPL Way Fort Mill, SC 29715	745,419	7.45%
RBC Capital Markets, LLC 60 S 6th Street P-09 Minneapolis, MN 55402	701,575	7.01%
TD Ameritrade Clearing, Inc. 200 S. 108th Ave. Omaha, NE 68154	594,838	5.95%
UBS Financial Services Inc. 1000 Harbor Blvd. Weehawken, NJ 07086	540,416	5.40%

(1)       This information is based solely on the information provided on such shareholder’s filings with the SEC and First Trust. FDT, FAUS, FCAN, FHK and FKO disclaim any responsibility as to the accuracy of such information.

As of December 31, 2019, the Trustees and executive officers of the Trust as a group beneficially owned less than 1% of FAUS’ outstanding shares, the Trustees and executive officers of the Trust as a group beneficially owned less than 1% of FCAN’s outstanding shares, the Trustees and executive officers of the Trust as a group beneficially owned less than 1% of FHK’s outstanding shares, the Trustees and executive officers of the Trust as a group beneficially owned less than 1% of FKO’s outstanding shares, and the Trustees and executive officers of the Trust as a group beneficially owned less than 1% of FDT’s outstanding shares.

Pro Forma FDT Post Reorganization

Name and Address	Number of Shares Beneficially Owned(1)	Percentage of Ownership(1)
Morgan Stanley Smith Barney LLC 1300 Thames St, 6th Floor Baltimore, MD 21231	1,475,335	14.45%
Wells Fargo Clearing Services, LLC 2801 Market Street H0006-09B St. Louis, MO 63103	1,061,334	10.40%
Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	860,950	8.43%
Merrill Lynch, Pierce, Fenner & Smith Incorporated/8862MLPF 4804 Deer Lake Dr E Jacksonville, FL 32246	857,058	8.39%
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	802,870	7.86%
LPL Financial Corporation 1055 LPL Way Fort Mill, SC 29715	745,540	7.30%
RBC Capital Markets, LLC 60 S 6th Street P-09 Minneapolis, MN 55402	706,418	6.92%
TD Ameritrade Clearing, Inc. 200 S. 108th Ave. Omaha, NE 68154	605,219	5.93%
UBS Financial Services Inc. 1000 Harbor Blvd. Weehawken, NJ 07086	541,825	5.31%

(1)       This information is based solely on the information provided on such shareholder’s filings with the SEC and First Trust. FAUS, FCAN, FHK, FKO and FDT disclaim any responsibility as to the accuracy of such information. Such information assumes the completion of the Reorganizations and the relative net asset values of FDT, FAUS, FCAN, FHK and FKO common shares as of April 17, 2020.

Shareholder Proposals

The Funds’ By-Laws do not permit shareholder proposals for action by shareholders at an annual meeting of shareholders other than as required under federal law. The Target Funds’ and FDT’s Board of Trustees, respectively, may permit from time to time in their discretion procedures by which shareholders may, prior to any meeting at which Trustees are to be elected, submit the names of potential candidates for Trustee, to be considered by the Trustees, or any proper committee thereof.

As a general matter, the Target Funds and FDT do not intend to hold regular annual or special meetings of its shareholders.

Shareholder Communications

Shareholders of the Target Funds or FDT who want to communicate with the Board of Trustees or any individual Trustee should write to the attention of the Target Funds and FDT’s Secretary, W. Scott Jardine, First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. The letter should indicate that such shareholder is a Target Fund or FDT shareholder, as applicable. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee it will be sent to the chair of the Nominating and Governance Committee and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

Fiscal Year

The fiscal year end for each Target Fund is December 31. The fiscal year end for FDT is December 31.

Legal Proceedings

There are no material pending legal proceedings against the Funds or the Advisor.

Annual Report Delivery

Annual reports will be sent to shareholders of record of FDT and, if the Reorganizations are not consummated, to shareholders of the Target Funds following the applicable Fund’s next fiscal year end. The applicable Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to the applicable Fund at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 or by calling (800) 621-1675.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless such Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

Other Information

Any shareholder of a Target Fund who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her Shares in person, or by timely submitting a letter of revocation or a later-dated proxy to respective Target Fund at its address above. A list of shareholders of record of each Target Fund entitled to notice of and to be present and to vote at the Meeting will be available at the Advisor’s offices located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, for inspection by any shareholder of the respective Target Fund during regular business hours beginning on the second business day after notice is given of the Meeting, subject to restrictions that may be imposed on a requesting shareholder on the use or distribution of the information contained in the list. Shareholders will need to show valid identification and proof of share ownership of a Target Fund to be admitted to the Meeting or to inspect the respective list of shareholders.

OTHER MATTERS TO COME BEFORE THE MEETING

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders properly come before the Meeting, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the respective Target Fund.

It Is Important That Proxies Be Returned Promptly. Shareholders Who Do Not Expect To Attend The Meeting Are Therefore Urged To Complete, Sign, Date And Return The Proxy Card As Soon As Possible In The Enclosed Postage-Paid Envelope.

If You Need Any Assistance, Or Have Any Questions Regarding The Proposal Applicable to You Or How To Vote Your Shares, Call AST Fund Solutions LLC at [                ] Weekdays From 9:00 a.m. To 10:00 p.m. Eastern Time.

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this day of , 2020 by First Trust Exchange-Traded AlphaDEX® Fund II, a Massachusetts business trust (the “Trust”), on behalf of its series, First Trust Developed Markets ex-US AlphaDEX® Fund (the “Acquiring Fund”), the Trust, on behalf of its series, First Trust Canada AlphaDEX® Fund (“FCAN”), First Trust Australia AlphaDEX® Fund (“FAUS”), First Trust Hong Kong AlphaDEX® Fund (“FHK”), and First Trust South Korea AlphaDEX® Fund (“FKO” and, with FCAN, FAUS and FHK, collectively, the “Target Funds,” and each a “Target Fund”), and First Trust Advisors L.P. (for purposes of Section 9.1 of the Agreement only), the investment adviser to each of the Acquiring Fund and the Target Funds (the “Adviser”). The Acquiring Fund and the Target Funds may each be referred to herein as a “Fund” and may collectively be referred to herein as the “Funds.”

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder.

The reorganization of each Target Fund will consist of: (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the pro rata distribution of all the Acquiring Fund Shares to the shareholders of the Target Fund, in complete liquidation and termination of the Target Fund as provided herein, and transactions and actions related thereto, all upon the terms and conditions set forth in this Agreement (each, a “Reorganization”). The Reorganization of each Target Fund will be effected pursuant to this Agreement only upon receipt by all of the Target Funds of the requisite approval from shareholders of each such Target Fund.

WHEREAS, the Acquiring Fund and the Target Funds are series of the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Target Funds own securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares; and

WHEREAS, the Board of Trustees of the Trust (the “Board”) has determined that each Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization, and the Board has determined that the applicable Reorganization is in the best interests of each Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

A-1

ARTICLE I

TRANSFER OF ASSETS OF EACH TARGET FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE LIABILITIES OF EACH TARGET FUND AND TERMINATION AND LIQUIDATION OF EACH TARGET FUND

1.1      THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, and in accordance with Massachusetts law, each Target Fund agrees to transfer all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In consideration therefor, the Acquiring Fund agrees: (i) to issue and deliver such Target Fund the number of full and fractional Acquiring Fund Shares applicable to such Target Fund, computed in the manner set forth in Section 2.3; and (ii) to assume all the liabilities such Target Fund, as set forth in Section 1.3. All Acquiring Fund Shares delivered to each of the Target Funds shall be delivered at net asset value without a sales load, commission, creation fee or other similar fee being imposed. Such transactions shall take place at the closing with respect to each Target Fund as provided for in Section 3.1 (the “Closing”).

1.2      ASSETS TO BE TRANSFERRED. Each Target Fund shall transfer all of its assets to the Acquiring Fund, including, without limitation, all of its cash, securities, commodities, interests in futures, dividends or interest receivables and any deferred or prepaid expenses shown as an asset on its books as of the Closing.

Each Target Fund will, within a reasonable period of time before the Closing Date, as such term is defined in Section 3.1, furnish the Acquiring Fund with a list of such Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish each Target Fund with a list of the securities, if any, on such Target Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies, and restrictions. Each Target Fund, if requested by the Acquiring Fund, will dispose of securities on the list provided by the Acquiring Fund before the Closing. In addition, if it is determined that the portfolios of the Target Funds and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the applicable Target Fund or Funds, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing. Notwithstanding the foregoing, nothing herein will require a Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Board or the Adviser, such disposition would adversely affect the status of such Target Fund’s Reorganization as a “reorganization” as such term is used in the Code or would otherwise not be in the best interests of such Target Fund.

1.3      LIABILITIES TO BE ASSUMED. Each Target Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date. Notwithstanding the foregoing, any liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of each Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing, and whether or not specifically referred to in this Agreement.

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1.4      LIQUIDATING DISTRIBUTION. As of the Closing, as such term is defined in Section 3.1, each Target Fund will distribute in complete liquidation of such Target Fund the Acquiring Fund Shares received pursuant to Section 1.1 to its shareholders of record, determined as of the time of such distribution, on a pro rata basis. With respect to each Target Fund, all issued and outstanding shares of the Target Fund will simultaneously be cancelled on the books of the Target Fund and retired. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfers, except for any global certificate or certificates required by a securities depositary in connection with the establishment of book-entry ownership of the shares.

1.5      OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued to each Target Fund, in an amount computed in the manner set forth in Section 2.3, to be distributed of the applicable Target Fund shareholders.

1.6      TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares to a Target Fund shareholder pursuant to Section 1.4 that result from such issuance being made to an account in a name other than the registered holder of such Target Fund shares on the books of such Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7      LIQUIDATION AND TERMINATION. Each Target Fund shall completely liquidate and be dissolved, terminated and have its affairs wound up promptly following the Closing and the making of all distributions pursuant to Section 1.4, but in no event later than 12 months following the Closing Date.

1.8      REPORTING. With respect to each Target Fund, any reporting responsibility of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”) or other regulatory authority, the exchange on which such Target Fund’s shares are listed or any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of such Target Fund or its duly appointed agent.

1.9      BOOKS AND RECORDS. With respect to each Target Fund, the Target Fund shall have arranged for the availability prior to, and the transfer as soon as practicable following, the Closing Date to the Acquiring Fund, or its designated agent, of such Target Fund’s books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder.

ARTICLE II

VALUATION

2.1      VALUATION OF ASSETS. The value of each Target Fund’s net assets and liabilities and the value of the Acquiring Fund’s net assets shall be computed as of the close of regular trading on the New York Stock Exchange, as applicable, on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures of the First Trust exchange-traded funds adopted by the Board (in effect as of the Closing Date) or such other valuation procedures as shall be mutually agreed upon by the parties.

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2.2      VALUATION OF SHARES. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed as of the Valuation Time, using the valuation procedures set forth in Section 2.1.

2.3      SHARES TO BE ISSUED. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for a Target Fund’s net assets as described in Article I, shall be determined by dividing the value of the assets (net of liabilities) of such Target Fund determined in accordance with Section 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with Section 2.2. Shareholders of record of each Target Fund at the Closing will be credited with full and fractional shares of the Acquiring Fund.

2.4      EFFECT OF SUSPENSION IN TRADING. In the event that on the Closing Date, either: (a) the Nasdaq Stock Market LLC (“Nasdaq”) or the NYSE Arca Exchange (the “NYSE Arca”)or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Funds are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the Nasdaq or NYSE Arca or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or any of the Target Funds is impracticable, the Closing Date shall be postponed until at least the first business day when trading is fully resumed and reporting is restored or such later time as the parties may agree pursuant to Section 3.1.

ARTICLE III

CLOSING AND CLOSING DATE

3.1      CLOSING. Each Closing shall occur at on , 2020 or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place immediately after the Valuation Time. Each Closing shall be held as of the close of business on the Closing Date at the offices of Chapman and Cutler LLP in Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2      CUSTODIAN’S CERTIFICATE. Each Target Fund shall cause its custodian to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that: (a) such Target Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund’s custodian on behalf of the Acquiring Fund on the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by such Target Fund.

3.3      CERTIFICATES OF TRANSFER AGENT.

(a) Each Target Fund shall cause its respective transfer agent to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that such transfer agent’s records contain the names and addresses of all Target Fund shareholders of that Target Fund, and the number and percentage ownership of outstanding shares owned by each such Target Fund shareholder as of the Closing.

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(b) The Acquiring Fund shall cause its transfer agent to issue and deliver to each Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited at the Closing to such Target Fund or provide evidence satisfactory to such Target Fund that such Acquiring Fund Shares have been credited to such Target Fund’s account on the books of the Acquiring Fund.

3.4      DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party to a Reorganization shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1      REPRESENTATIONS OF EACH TARGET FUND. The Trust, on behalf of each Target Fund, represents and warrants as follows:

(a)      The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)      Each Target Fund is a separate series of the Trust duly authorized in accordance with the applicable provisions of the Trust’s Declaration of Trust.

(c)       The Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)      Each Target Fund is not in violation, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in a violation, of any provision of the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which such Target Fund is a party or by which it is bound.

(e)      There are no contracts outstanding to which a Target Fund is a party that have not been disclosed in writing to the Acquiring Fund. Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, each Target Fund has no material contracts or other commitments that will be terminated with liability to such Target Fund.

(f)      No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against any Target Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect such Target Fund’s financial condition, the conduct of their business, or the ability of such Target Fund to carry out the transactions contemplated by this Agreement. No Target Fund knows of any facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

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(g)      The financial statements of each Target Fund as of December 31, 2019, and for the year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of each such Target Fund as of December 31, 2019, and there are no known liabilities, contingent or otherwise, of any Target Fund as of such date that are not disclosed in such statements.

(h)      Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in any Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of any Target Fund arising after such date. Before the Closing Date, each Target Fund will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to December 31, 2019, whether or not incurred in the ordinary course of business. For the purposes of this subsection (h), a decline in the net asset value of any Target Fund shall not constitute a material adverse change.

(i)      All federal, state, local and other tax returns and reports of each Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of each Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of each Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit such Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against such Target Fund.

(j)      All issued and outstanding shares of each Target Fund are, and as of the Closing will be, duly and validly issued and outstanding, fully paid and non-assessable by such Target Fund. All the issued and outstanding shares of each Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of such Target Fund’s transfer agent as provided in Section 3.3. Each Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of such Target Fund, and has no outstanding securities convertible into shares of such Target Fund.

(k)      At the Closing, each Target Fund will have good and marketable title to the Target Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets free and clear of any liens, encumbrances and restrictions on transfer, except those liens, encumbrances and restrictions for which the Acquiring Fund has received written notice of prior to the Closing and not objected to, and the Acquiring Fund will acquire good and marketable title thereto, subject to no other restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”).

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(l)      The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of each Target Fund, including the determinations of the Board required by Rule 17a-8 under the 1940 Act. This Agreement constitutes a valid and binding obligation of each Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)      The information to be furnished by each Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(n)      From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of each Target Fund’s shareholders and on the Closing Date, any written information furnished by the Trust with respect to each Target Fund for use in the Registration Statement, Proxy Materials (as defined in Section 5.7) and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o)       No consent, approval, authorization, or order of any court, governmental authority, or any stock exchange on which shares of any Target Fund are listed is required for the consummation by such Target Fund of the transactions contemplated herein, except such as have been or will be obtained.

(p)      For each taxable year of its operations (including the taxable year ending on the Closing Date), each Target Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year ending on the Closing Date), as a “regulated investment company” under the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared and paid a distribution with respect to all of its investment company taxable income (determined without regard to the deduction for dividends paid), and its net capital gain (after reduction for any available capital loss carryforward) (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date; and (iii) has been, and will be (in the case of the taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code.

4.2      REPRESENTATIONS OF THE ACQUIRING FUND. The Trust, on behalf of the Acquiring Fund, represents and warrants as follows:

(a)      The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

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(b)      The Acquiring Fund is a separate series of the Trust duly authorized in accordance with the applicable provisions of the Trust’s Declaration of Trust.

(c)      The Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)      The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)      No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)      The financial statements of the Acquiring Fund as of December 31, 2019 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to each Target Fund) fairly reflect the financial condition of the Acquiring Fund as of December 31, 2019, and there are no known liabilities, contingent or otherwise, of the Acquiring Fund as of such date that are not disclosed in such statements.

(g)      Since the date of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquiring Fund arising after such date. Before the Closing Date, the Acquiring Fund will advise each Target Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to December 31, 2019, whether or not incurred in the ordinary course of business. For the purposes of this subsection (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h)      All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid or provision shall have been made for their payment and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

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(i)      All issued and outstanding shares of the Acquiring Fund are, and, as of the Closing will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any shares of the Acquiring Fund, and has no outstanding securities convertible into shares of the Acquiring Fund.

(j)      The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, including the determinations of the Board required by Rule 17a-8 under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(k)      The Acquiring Fund Shares to be issued and delivered to each Target Fund for the account of the Target Fund’s shareholders pursuant to the terms of this Agreement will, at the time of the Closing, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund).

(l)      The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(m)      From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Target Fund shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Acquiring Fund for use in the Registration Statement, Proxy Materials and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Reorganizations, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n)      For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund (i) has elected to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code; (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code.

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(o) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been or will be obtained.

ARTICLE V

COVENANTS OF THE FUNDS

5.1      OPERATION IN ORDINARY COURSE. Subject to Sections 1.2 and 7.3, each of the Acquiring Fund and each Target Fund will operate its respective business in the ordinary course between the date of this Agreement and the Closing, it being understood that such ordinary course of business will include customary dividends and distributions, any other distribution necessary or desirable to avoid federal income or excise taxes, and shareholder purchases and redemptions.

5.2      APPROVAL OF SHAREHOLDERS. The Trust will call a special meeting of each Target Fund’s shareholders to consider and act upon this Agreement (and the transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3      INVESTMENT REPRESENTATION. Each Target Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with such Target Fund’s Reorganization and in accordance with the terms of this Agreement.

5.4      ADDITIONAL INFORMATION. Each Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of such Target Fund’s shares.

5.5      FURTHER ACTION. Subject to the provisions of this Agreement, each Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.6      STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Closing Date, each Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which shall be certified by the Trust’s Controller or Treasurer, a statement of the earnings and profits of the Target Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

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5.7      PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS. The Trust will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to the Target Funds for distribution to each Target Fund’s shareholders (the “Registration Statement”). The Registration Statement shall include a proxy statement relating to all of the Target Funds and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the other parties with the materials and information necessary to prepare the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meeting of each Target Fund’s shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8      TAX STATUS OF REORGANIZATIONS. The intention of the parties is that each Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the Target Funds, the Acquiring Fund or the Trust shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or results in the failure of the transactions to qualify as reorganizations within the meaning of Section 368(a) of the Code. At or prior to the Closing, each Target Fund, the Acquiring Fund and the Trust will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 8.7 herein.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH TARGET FUND

The obligations of each Target Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

6.1      All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Acquiring Fund shall have delivered to each Target Fund a certificate executed in the Acquiring Fund’s name by the Acquiring Fund’s (i) President or Vice President and (ii) Treasurer, in form and substance satisfactory to such Target Fund and dated as of the Closing Date, to such effect and as to such other matters as such Target Fund shall reasonably request.

6.2      The Acquiring Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by the Acquiring Fund prior to or at the Closing.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

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7.1      All representations and warranties of each Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. Each Target Fund shall have delivered to the Acquiring Fund a certificate executed in such Target Fund’s name by such Target Fund’s (i) President or Vice President and (ii) Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2      Each Target Fund shall have delivered to the Acquiring Fund a statement of such Target Fund’s assets and liabilities, together with a list of such Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Controller or Treasurer of the Trust.

7.3      Each Target Fund shall have declared and paid prior to the Valuation Time a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders at least all of such Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carry forward and excluding any net capital gain on which such Target Fund paid tax under Section 852(b)(3)(A) of the Code).

7.4      Each Target Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by such the Target Fund prior to or at the Closing.

7.5      Each Target Fund shall have delivered to the Acquiring Fund such records, agreements, certificates, instruments and such other documents as the Acquiring Fund shall reasonably request.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of each Target Fund and the Acquiring Fund to consummate the transactions provided for herein shall also be subject to the fulfillment (or waiver by the affected parties) of the following conditions:

8.1      With respect to each Target Fund, this Agreement and the transactions contemplated herein, shall have been approved by the requisite vote of the holders of the outstanding shares of such Target Fund in accordance with applicable law and the provisions of the Trust’s Declaration of Trust and By-Laws. None of the Reorganizations will become effective unless such approval is received by each Target Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor any of the Target Funds may waive the conditions set forth in this Section 8.1.

8.2      As of the Closing, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

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8.3      All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.4      The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5      Each Target Fund shall have received on the Closing Date an opinion from Chapman and Cutler LLP and/or an opinion from Morgan, Lewis & Bockius LLP, dated as of the Closing Date, substantially to the effect that:

(a)       The Trust is a validly existing voluntary association with shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts.

(b)      The execution and delivery of the Agreement by the Trust, on behalf of the Acquiring Fund, did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Trust’s Declaration of Trust or By-Laws.

(c)      To the knowledge of such counsel, and without any independent investigation, (i)  the Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration under the 1940 Act is in full force and effect and is not subject to any stop order; and (ii) no regulatory consents, authorizations, orders, approvals or filings are required to be obtained or made by the Acquiring Fund under the federal laws of the United States of America or the laws of the Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares and the performance of its obligations pursuant to the Agreement, except such as may be required under any Massachusetts securities law, rule, or regulation, about which we express no opinion.

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Chapman and Cutler LLP may rely on the opinions of Morgan, Lewis & Bockius LLP.

8.6      The Acquiring Fund shall have received on the Closing Date an opinion from Chapman and Cutler LLP and/or an opinion from Morgan, Lewis & Bockius LLP, dated as of the Closing Date, substantially to the effect that:

(a)      The Trust is a validly existing voluntary association with shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts.

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(b)      The execution and delivery of the Agreement by the Trust, on behalf of each of the Target Funds, did not, and the exchange of each of the Target Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Trust’s Declaration of Trust or By-Laws.

(c)      To the knowledge of such counsel, and without any independent investigation, (i) the Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration under the 1940 Act is in full force and effect and is not subject to any stop order; and (ii) no regulatory consents, authorizations, orders, approvals or filings are required to be obtained or made by the Target under the federal laws of the United States of America or the laws of the Commonwealth of Massachusetts for the transfer of each of the Target Fund’s assets and liabilities in exchange for Acquiring Fund Shares and the performance of its obligations pursuant to the Agreement except such as may be required under any Massachusetts securities law, rule, or regulation, about which such counsel expresses no opinion, and except for filings with the Secretary of the Commonwealth of Massachusetts and the Clerk of the City of Boston in connection with the termination of each of the Target Funds as series of the Trust.

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Chapman and Cutler LLP may rely on the opinions of Morgan, Lewis & Bockius LLP.

8.7      The Funds shall have received on the Closing Date an opinion of Chapman and Cutler LLP addressed to the Acquiring Fund and the Target Funds substantially to the effect that for federal income tax purposes:

(a)      The transfer of each of the Target Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of each of the Target Funds immediately followed by the pro rata, by class, distribution to the Target Fund’s shareholders of all the Acquiring Fund Shares received by each of the Target Funds in complete liquidation of each of the Target Funds and the termination of each of the Target Funds as soon as practicable thereafter will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and each of the Target Funds will be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)      No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of each of the Target Funds solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of each of the Target Funds.

(c)      No gain or loss will be recognized by any of the Target Funds upon the transfer of all the assets of each of Target Funds to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of each of the Target Funds or upon the distribution (whether actual or constructive) of such Acquiring Fund Shares to the Target Fund’s shareholders solely in exchange for such shareholders’ shares of any of the Target Funds in complete liquidation of each of the Target Funds.

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(d)      No gain or loss will be recognized by any Target Fund’s shareholders upon the exchange of any of their Target Fund shares solely for Acquiring Fund Shares in the Reorganization.

(e)      The aggregate basis of the Acquiring Fund Shares received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate basis of such Target Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund Shares received by each Target Fund shareholder in the Reorganization will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization.

(f)      The basis of each of the Target Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets in the hands of such Target Fund immediately before the effective time of the Reorganization. The holding period of the assets of such Target Fund received by the Acquiring Fund will include the period during which such assets were held by such Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on each of the Target Funds, the Acquiring Fund or any Target Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on certain factual representations, reasonable assumptions and such other representations as Chapman and Cutler LLP may request of the Funds, and each of the Target Funds and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor any the Target Funds may waive the conditions set forth in this Section 8.7.

ARTICLE IX

EXPENSES

9.1      The Adviser will pay the expenses incurred by each Fund in connection with the Reorganization (as described below, the “Reorganization Expenses”). Reorganization Expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees; (f) solicitation costs of the transaction; (g) expenses (including brokerage commissions) incurred relating to the acquisition of securities by the Acquiring Fund with cash acquired from a Target Fund in a Reorganization; and (h) other related administrative or operational costs; provided, however, that the each of the Target Funds will be responsible for the expenses relating to the disposition of securities of such Target Fund in connection with the Reorganization.

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9.2      Each Fund represents and warrants to the other Fund that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with the transactions provided for herein.

9.3      Notwithstanding the foregoing, Reorganization Expenses will in any event be paid by the party directly incurring such Reorganization Expenses if and to the extent that the payment by another party of such Reorganization Expenses would result in the disqualification of any Target Fund or the Acquiring Fund, as the case may be, as a RIC under the Code.

ARTICLE X

ENTIRE AGREEMENT

10.1      The parties agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

ARTICLE XI

TERMINATION

11.1      This Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by the President or any Vice President of any of the Target Funds or the Acquiring Fund, respectively, without further action by the Board. In addition, any Fund may, at its option, terminate this Agreement at or before the Closing due to:

(a)      a breach by any other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing, if not cured within 30 days of notification to the breaching party and prior to the Closing;

(b)      a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)      a determination by the Board that the consummation of the transactions contemplated herein is not in the best interests of a Target Fund or the Acquiring Fund, respectively.

11.2      In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Trust.

ARTICLE XII

AMENDMENTS

12.1      This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Trust as specifically authorized by the Board of the Trust on behalf of the Acquiring Fund and each of the Target Funds; provided, however, that following the meeting of the Target Fund shareholders called by the Target Funds pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to any Target Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

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ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1      The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2      This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3      This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4      This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5      All parties hereto are expressly put on notice of the Declaration of Trust of the Trust and all amendments thereto, a copy of each of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitations of shareholder and trustee liability contained therein. This Agreement has been executed and delivered by the trustees or officers of the Trust, on behalf of the Acquiring Fund and on behalf of the Target Funds, in each case acting as trustees or officers and not individually, and it is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of the Trust individually, or impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund and each of the Target Funds, as provided in the applicable Declaration of Trust, and persons dealing with a Fund must look solely to the assets of such Fund for the enforcement of any claims.

13.6      It is understood and agreed that the use of a single agreement is for administrative convenience only and that this Agreement constitutes a separate agreement between the Trust, on behalf of each Target Fund individually, and the Trust, on behalf of the Acquiring Fund, as if each party had executed a separate document. No Fund will bear the liability for the obligations of any other Fund, and the liabilities of each Fund will be several and not joint.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

First Trust Exchange-Traded AlphaDex® Fund II, on behalf of First Trust Developed Markets ex-US AlphaDEX® Fund

By:___________________________

Name:___________________________

Title:___________________________

First Trust Exchange-Traded AlphaDex® Fund II, on behalf of First Trust Canada AlphaDEX® Fund

By:___________________________

Name:___________________________

Title:___________________________

First Trust Exchange-Traded AlphaDex® Fund II, on behalf of First Trust Australia AlphaDEX® Fund

By:___________________________

Name:___________________________

Title:___________________________

First Trust Exchange-Traded AlphaDex® Fund II, on behalf of First Trust Hong Kong AlphaDEX® Fund

By:___________________________

Name:___________________________

Title:___________________________

First Trust Exchange-Traded AlphaDex® Fund II, on behalf of First Trust South Korea AlphaDEX® Fund

By:___________________________

Name:___________________________

Title:___________________________

[Signature Page to the Agreement and Plan of Reorganization]

The undersigned is a party to this Agreement for the purposes of Section 9.1 only:

FIRST TRUST ADVISORS L.P.

By:___________________________

Name:___________________________

Title:___________________________

[Signature Page to the Agreement and Plan of Reorganization]

EXHIBIT B

Form of Proxy Card for First Trust Australia AlphaDEX® Fund

B-1

Form of Proxy Card for First Trust Canada AlphaDEX® Fund

B-2

Form of Proxy Card for First Trust Hong Kong AlphaDEX® Fund

B-3

Form of Proxy Card for First Trust South Korea AlphaDEX® Fund

B-4

SUBJECT TO COMPLETION, DATED APRIL 30, 2020

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer of sale is not permitted.

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATION TRANSACTIONS INVOLVING

First Trust Australia AlphaDEX® Fund (“FAUS”),

First Trust Canada AlphaDEX® Fund (“FCAN”),

First Trust Hong Kong AlphaDEX® Fund (“FHK”), AND

First Trust South Korea AlphaDEX® Fund (“FKO”),

EACH A SERIES OF

FIRST TRUST EXCHANGE-TRADED AlphaDEX® FUND II
AND
First Trust Developed Markets ex-US AlphaDEX® Fund (FDT),
A SERIES OF
FIRST TRUST EXCHANGE-TRADED AlphaDEX® FUND II

(Exact Name of Registrant as Specified in Charter)

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

(630) 765-8000

This Statement of Additional Information is not a prospectus but should be read in conjunction with the joint proxy statement and prospectus (“Proxy Statement/Prospectus”) dated [__________], 2020 that is being furnished to shareholders of First Trust Australia AlphaDEX® Fund (“FAUS”), First Trust Canada AlphaDEX® Fund (“FCAN”), First Trust Hong Kong AlphaDEX® Fund (“FHK”) and/or First Trust South Korea AlphaDEX® Fund (“FKO” and together with FAUS, FCAN and FHK, the “Target Funds” or each individually, a “Target Fund”), each an exchange-traded fund organized as a separate series of First Trust Exchange-Traded AlphaDEX® Fund II, an open-end management investment company (the “Trust”), and First Trust Developed Markets ex-US AlphaDEX® Fund (FDT) (“FDT” and together with the Target Funds, the “Funds” and each individually a “Fund”), an exchange-traded fund organized as a separate series of the Trust, in connection with a Joint Special Meeting of Shareholders (the “Meeting”) called by the Board of Trustees of the Target Funds (the “Board of Trustees”) to be held at the offices of the Funds, 120 E. Liberty Drive, Suite 400, Wheaton, Illinois 60187, on [_______], 2020, at [___ p.m.] Central time. The time, date and location of the Meeting may be subject to change, or the Meeting may be held remotely, in light of the COVID-19 pandemic. Any change to the time, date or location of the Meeting will be included in a supplement to the accompanying Proxy Statement/Prospectus and a press release. At the Meeting, shareholders of each Target Fund will be asked to approve an Agreement and Plan of Reorganization between each of the Target Funds and FDT, pursuant to which each Target Fund would reorganize into FDT, and shareholders of each Target Fund would become shareholders of FDT (each, a “Reorganization” and collectively, the “Reorganizations”). Copies of the joint proxy Statement and prospectus may be obtained at no charge by writing any of the Target Funds or FDT at the address shown above or by calling (800) 621-1675.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

This Statement of Additional Information incorporates by reference the following documents, which have each been filed with the Securities and Exchange Commission and will be sent to any shareholder requesting this Statement of Additional Information:

(i)	Statement of Additional Information, dated May 1, 2019, for FDT;
(ii)	Statement of Additional Information, dated May 1, 2019, for FAUS;
(iii)	Statement of Additional Information, dated May 1, 2019, for FCAN;
(iv)	Statement of Additional Information, dated May 1, 2019, for FHK;
(v)	Statement of Additional Information, dated May 1, 2019, for FKO;
(vi)	the financial statements of FDT for its most recent fiscal year ending December 31, 2019;
(vii)	the financial statements of FAUS for its most recent fiscal year ending December 31, 2019;
(viii)	the financial statements of FCAN for its most recent fiscal year ending December 31, 2019;
(ix)	the financial statements of FHK for its most recent fiscal year ending December 31, 2019; and
(x)	the financial statements of FKO for its most recent fiscal year ending December 31, 2019.

Please note that since the net asset values of FAUS, FCAN, FHK and FKO do not exceed ten percent of FDT’s net asset value, pro forma financial statements need not be prepared for this transaction under Item 14(2) of Form N-14.

The date of this Statement of Additional Information is [__________], 2020.

TABLE OF CONTENTS

FUND HISTORY	1
DESCRIPTION OF INVESTMENT OBJECTIVES, POLICIES AND RISKS OF THE FUNDS	1
MANAGEMENT OF THE FUNDS	2
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	3
INVESTMENT ADVISORY AND OTHER SERVICES	5
PORTFOLIO MANAGERS	6
BROKERAGE ALLOCATION AND OTHER PRACTICES	7
TAXATION OF THE FUNDS	7
CAPITAL STOCK; SHARE PURCHASE, REDEMPTION AND PRICING; DISTRIBUTOR	8
FINANCIAL STATEMENTS	10
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FUND HISTORY

This Statement of Additional Information relates to an Agreement of Plan and Reorganization between First Trust Exchange-Traded AlphaDEX® Fund II (the “Trust”), on behalf of its series First Trust Australia AlphaDEX® Fund (“FAUS”), First Trust Canada AlphaDEX® Fund (“FCAN”), First Trust Hong Kong AlphaDEX® Fund (“FHK”) and/or First Trust South Korea AlphaDEX® Fund (“FKO” and together with FAUS, FCAN and FHK, the “Target Funds” or each individually, a “Target Fund”), and the Trust, on behalf of its series First Trust Developed Markets ex-US AlphaDEX® Fund (“FDT” and together with the Target Funds, the “Funds” and each individually a “Fund”), pursuant to which each Target Fund would reorganize into FDT, and shareholders of each of the Target Funds would become shareholders of FDT (each, a “Reorganization” and collectively, the “Reorganizations”). FDT is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). For further information concerning FDT in general see the headings “General Description of the Trust and the Funds” in FDT’s Statement of Additional Information as it relates to FDT. For further information concerning the Target Funds in general see the headings “General Description of the Trust and the Fund” in each of the Target Funds’ Statement of Additional Information as it relates to such Target Fund.

DESCRIPTION OF INVESTMENT OBJECTIVES, POLICIES AND RISKS OF THE FUNDS

FDT Investment Objective and Risks

For a discussion of FDT’s investment objective and techniques and related investment policies, see the heading “Investment Objective and Policies” and “Investment Strategies” in FDT’s Statement of Additional Information as it relates to FDT. For a discussion of the risks associated with an investment in FDT, see the heading “Investment Risks” in FDT’s Statement of Additional Information as it relates to FDT. For a discussion of the fundamental and nonfundamental investment policies of FDT adopted by the Trust’s Board of Trustees, see heading “Investment Objective and Policies” in FDT’s Statement of Additional Information as it relates to FDT.

FAUS Investment Objective and Risks

For a discussion of FAUS’ investment objective and techniques and related investment policies, see the heading “Investment Objective and Policies” and “Investment Strategies” in FAUS’ Statement of Additional Information as it relates to FAUS. For a discussion of the risks associated with an investment in FAUS, see the heading “Investment Risks” in FAUS’ Statement of Additional Information as it relates to FAUS. For a discussion of the fundamental and nonfundamental investment policies of FAUS adopted by the Trust’s Board of Trustees, see heading “Investment Objective and Policies” in FAUS’ Statement of Additional Information as it relates to FAUS.

FCAN Investment Objective and Risks

For a discussion of FCAN’s investment objective and techniques and related investment policies, see the heading “Investment Objective and Policies” and “Investment Strategies” in FCAN’s Statement of Additional Information as it relates to FCAN. For a discussion of the risks associated with an investment in FCAN, see the heading “Investment Risks” in FCAN’s Statement of Additional Information as it relates to FVL. For a discussion of the fundamental and nonfundamental investment policies of FCAN adopted by the Trust’s Board of Trustees, see heading “Investment Objective and Policies” in FCAN’s Statement of Additional Information as it relates to FCAN.

FHK Investment Objective and Risks

For a discussion of FHK’s investment objective and techniques and related investment policies, see the heading “Investment Objective and Policies” and “Investment Strategies” in FHK’s Statement of Additional Information as it relates to FHK. For a discussion of the risks associated with an investment in FHK, see the heading “Investment Risks” in FHK’s Statement of Additional Information as it relates to FHK. For a discussion of the fundamental and nonfundamental investment policies of FHK adopted by the Trust’s Board of Trustees, see heading “Investment Objective and Policies” in FHK’s Statement of Additional Information as it relates to FHK.

FKO Investment Objective and Risks

For a discussion of FKO’s investment objective and techniques and related investment policies, see the heading “Investment Objective and Policies” and “Investment Strategies” in FKO’s Statement of Additional Information as it relates to FKO. For a discussion of the risks associated with an investment in FKO, see the heading “Investment Risks” in FKO’s Statement of Additional Information as it relates to FKO. For a discussion of the fundamental and nonfundamental investment policies of FKO adopted by the Trust’s Board of Trustees, see heading “Investment Objective and Policies” in FKO’s Statement of Additional Information as it relates to FKO.

MANAGEMENT OF THE FUNDS

Management of FDT

For a disclosure of the names and a brief occupational biography of each of the FDT’s trustees and officers, identifying those who are interested persons of FDT, see the heading “Management of the Funds” in FDT’s Statement of Additional Information.

As of December 31, 2019, the officers and trustees, in the aggregate, owned less than 1% of the shares of FDT.

2

Management of FAUS

For a disclosure of the names and a brief occupational biography of each of FAUS’ trustees and officers, identifying those who are interested persons of FAUS, see the heading “Management of the Fund” in FAUS’ Statement of Additional Information.

As of December 31, 2019, the officers and trustees, in the aggregate, owned less than 1% of the shares of FAUS.

Management of FCAN

For a disclosure of the names and a brief occupational biography of each of FCAN’s trustees and officers, identifying those who are interested persons of FCAN, see the heading “Management of the Fund” in FCAN’s Statement of Additional Information.

As of December 31, 2019, the officers and trustees, in the aggregate, owned less than 1% of the shares of FCAN.

Management of FHK

For a disclosure of the names and a brief occupational biography of each of FHK’s trustees and officers, identifying those who are interested persons of FHK, see the heading “Management of the Fund” in FHK’s Statement of Additional Information.

As of December 31, 2019, the officers and trustees, in the aggregate, owned less than 1% of the shares of FHK.

Management of FKO

For a disclosure of the names and a brief occupational biography of each of FKO’s trustees and officers, identifying those who are interested persons of FKO, see the heading “Management of the Fund” in FKO’s Statement of Additional Information.

As of December 31, 2019, the officers and trustees, in the aggregate, owned less than 1% of the shares of FKO.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

FDT

For a discussion of the persons who control FDT, persons who own beneficially 5% or more of FDT’s outstanding equity securities and percentages of the Fund’s equity securities owned by all officers, trustees, and members of any advisory board of the Trust as a group, see the heading “Management of the Funds” and “Exhibit A – Principal Holders Table” in FDT’s Statement of Additional Information.

3

To the knowledge of the Board of Trustees, as of March 31, 2020, no single shareholder or “group” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (the “1934 Act”)) beneficially owned more than 5% of FDT’s outstanding Shares, except as described in the following table. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of control. A party that controls the Fund may be able to significantly affect the outcome of any item presented to shareholders for approval. Information as to beneficial ownership of Shares, including percentage of outstanding Shares beneficially owned, is based on securities position listing reports as of the Record Date and reports filed with the Securities and Exchange Commission (“SEC”) by shareholders. The Fund does not have any knowledge of the identity of the ultimate beneficiaries of the Shares listed below.

FDT
Beneficial Ownership of Shares

Name and Address of Beneficial Owner	Shares Beneficially Owned	% of Outstanding Shares Beneficially Owned
Morgan Stanley Smith Barney LLC 1300 Thames St, 6th Floor Baltimore, MD 21231	1,469,229	14.69%
Wells Fargo Clearing Services, LLC 2801 Market Street H0006-09B St. Louis, MO 63103	1,058,110	10.58%
Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	858,851	8.59%
Merrill Lynch, Pierce, Fenner & Smith Incorporated/8862MLPF 4804 Deer Lake Dr E Jacksonville, FL 32246	849,119	8.49%
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	787,556	7.87%
LPL Financial Corporation 1055 LPL Way Fort Mill, SC 29715	745,419	7.45%
RBC Capital Markets, LLC 60 S 6th Street P-09 Minneapolis, MN 55402	701,575	7.01%
TD Ameritrade Clearing, Inc. 200 S. 108th Ave. Omaha, NE 68154	594,838	5.95%
UBS Financial Services Inc. 1000 Harbor Blvd. Weehawken, NJ 07086	540,416	5.40%

4

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisory and Other Services of FDT

For a discussion of FDT’s advisory and management-related services agreements and plans of distribution, see the headings “Management of the Funds” and “Custodian, Administrator, Fund Accountant, Transfer Agent, Distributor, Index Providers and Exchanges,” in FDT’s Statement of Additional Information.

Investment Advisory and Other Services of FAUS

For a discussion of FAUS’s advisory and management-related services agreements and plans of distribution, see the headings “Management of the Fund” and “Custodian, Administrator, Fund Accountant, Transfer Agent, Distributor, Index Providers and Exchanges,” in FAUS’s Statement of Additional Information.

Investment Advisory and Other Services of FCAN

For a discussion of FCAN’s advisory and management-related services agreements and plans of distribution, see the headings “Management of the Fund” and “Custodian, Administrator, Fund Accountant, Transfer Agent, Distributor, Index Providers and Exchanges,” in FCAN’s Statement of Additional Information.

Investment Advisory and Other Services of FHK

For a discussion of FHK’s advisory and management-related services agreements and plans of distribution, see the headings “Management of the Fund” and “Custodian, Administrator, Fund Accountant, Transfer Agent, Distributor, Index Providers and Exchanges,” in FHK’s Statement of Additional Information.

Investment Advisory and Other Services of FKO

For a discussion of FKO’s advisory and management-related services agreements and plans of distribution, see the headings “Management of the Fund” and “Custodian, Administrator, Fund Accountant, Transfer Agent, Distributor, Index Providers and Exchanges,” in FKO’s Statement of Additional Information.

5

PORTFOLIO MANAGERS

Portfolio Managers of FDT

For a discussion of portfolio manager’s management activities, compensation and ownership of securities in FDT, see heading “Management of the Funds” in FDT’s Statement of Additional Information as it relates to FDT.

Portfolio Managers of FAUS

For a discussion of portfolio manager’s management activities, compensation and ownership of securities in FAUS, see heading “Management of the Fund” in FAUS’ Statement of Additional Information as it related to FAUS.

Portfolio Managers of FCAN

For a discussion of portfolio manager’s management activities, compensation and ownership of securities in FCAN, see heading “Management of the Fund” in FCAN’s Statement of Additional Information as it related to FCAN.

Portfolio Managers of FHK

For a discussion of portfolio manager’s management activities, compensation and ownership of securities in FHK, see heading “Management of the Fund” in FHK’s Statement of Additional Information as it related to FHK.

Portfolio Managers of FKO

For a discussion of portfolio manager’s management activities, compensation and ownership of securities in FKO, see heading “Management of the Fund” in FKO’s Statement of Additional Information as it related to FKO.

6

BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage Allocation and Other Practices of FDT

For a discussion of FDT’s brokerage policy, see the heading “Brokerage Allocations” in FDT’s Statement of Additional Information.

Brokerage Allocation and Other Practices of FAUS

For a discussion of FAUS’ brokerage policy, see the heading “Brokerage Allocations” in FAUS’ Statement of Additional Information.

Brokerage Allocation and Other Practices of FCAN

For a discussion of FCAN’s brokerage policy, see the heading “Brokerage Allocations” in FCAN’s Statement of Additional Information.

Brokerage Allocation and Other Practices of FHK

For a discussion of FHK’s brokerage policy, see the heading “Brokerage Allocations” in FHK’s Statement of Additional Information.

Brokerage Allocation and Other Practices of FKO

For a discussion of FKO’s brokerage policy, see the heading “Brokerage Allocations” in FKO’s Statement of Additional Information.

TAXATION OF THE FUNDS

Taxation of FDT

For a discussion of any tax information relating to ownership of FDT’s shares, see the heading “Federal Tax Matters” in FDT’s Statement of Additional Information.

Taxation of FAUS

For a discussion of any tax information relating to ownership of FAUS’ shares, see the heading “Federal Tax Matters” in FAUS’ Statement of Additional Information.

Taxation of FCAN

For a discussion of any tax information relating to ownership of FCAN’s shares, see the heading “Federal Tax Matters” in FCAN’s Statement of Additional Information.

7

Taxation of FHK

For a discussion of any tax information relating to ownership of FHK’s shares, see the heading “Federal Tax Matters” in FHK’s Statement of Additional Information.

Taxation of FKO

For a discussion of any tax information relating to ownership of FKO’s shares, see the heading “Federal Tax Matters” in FKO’s Statement of Additional Information.

CAPITAL STOCK; SHARE PURCHASE, REDEMPTION AND PRICING; DISTRIBUTOR

FDT

For a discussion of FDT’s authorized securities and the characteristics of the Fund’s shares of beneficial interest, see the headings “General Description of the Trust and the Funds” and “Additional Information” in FDT’s Statement of Additional Information.

For a description of the purchase and redemption procedures for FDT’s shares and a discussion of FDT’s valuation and pricing procedures, see the headings “Creation and Redemption of Creation Unit Aggregations” and “Determination of Net Asset Value” in FDT’s Statement of Additional Information.

For a discussion of FDT’s distributor, see the heading “Custodian, Administrator, Fund Accountant, Distributor, Transfer Agent, Index Providers and Exchanges” in FDT’s Statement of Additional Information.

FAUS

For a discussion of FAUS’ authorized securities and the characteristics of the Fund’s shares of beneficial interest, see the headings “General Description of the Trust and the Fund” and “Additional Information” in FAUS’ Statement of Additional Information.

For a description of the purchase and redemption procedures for FAUS’ shares and a discussion of FAUS’ valuation and pricing procedures, see the headings “Creation and Redemption of Creation Unit Aggregations” and “Determination of Net Asset Value” in FAUS’ Statement of Additional Information.

For a discussion of FAUS’ distributor, see the heading “Custodian, Administrator, Fund Accountant, Distributor, Transfer Agent, Index Providers and Exchanges” in FAUS’ Statement of Additional Information.

8

FCAN

For a discussion of FCAN’s authorized securities and the characteristics of the Fund’s shares of beneficial interest, see the headings “General Description of the Trust and the Fund” and “Additional Information” in FCAN’s Statement of Additional Information.

For a description of the purchase and redemption procedures for FCAN’s shares and a discussion of FCAN’s valuation and pricing procedures, see the headings “Creation and Redemption of Creation Unit Aggregations” and “Determination of Net Asset Value” in FCAN’s Statement of Additional Information.

For a discussion of FCAN’s distributor, see the heading “Custodian, Administrator, Fund Accountant, Distributor, Transfer Agent, Index Providers and Exchanges” in FCAN’s Statement of Additional Information.

FHK

For a discussion of FHK’s authorized securities and the characteristics of the Fund’s shares of beneficial interest, see the headings “General Description of the Trust and the Fund” and “Additional Information” in FHK’s Statement of Additional Information.

For a description of the purchase and redemption procedures for FHK’s shares and a discussion of FHK’s valuation and pricing procedures, see the headings “Creation and Redemption of Creation Unit Aggregations” and “Determination of Net Asset Value” in FHK’s Statement of Additional Information.

For a discussion of FHK’s distributor, see the heading “Custodian, Administrator, Fund Accountant, Distributor, Transfer Agent, Index Providers and Exchanges” in FHK’s Statement of Additional Information.

FKO

For a discussion of FKO’s authorized securities and the characteristics of the Fund’s shares of beneficial interest, see the headings “General Description of the Trust and the Fund” and “Additional Information” in FKO’s Statement of Additional Information.

For a description of the purchase and redemption procedures for FKO’s shares and a discussion of FKO’s valuation and pricing procedures, see the headings “Creation and Redemption of Creation Unit Aggregations” and “Determination of Net Asset Value” in FKO’s Statement of Additional Information.

For a discussion of FKO’s distributor, see the heading “Custodian, Administrator, Fund Accountant, Distributor, Transfer Agent, Index Providers and Exchanges” in FKO’s Statement of Additional Information.

9

FINANCIAL STATEMENTS

Financial Highlights of FDT

For the Audited financial statements for FDT for its most recent fiscal year, and the report thereon by Deloitte & Touche LLP, independent auditor for FDT, see the heading “Financial Highlights” in FDT’s Prospectus.

Financial Highlights of FAUS

For the Audited financial statements for FAUS for its most recent fiscal year, and the report thereon by Deloitte & Touche LLP, independent auditor for FAUS, see the heading “Financial Highlights” in FAUS’ Prospectus.

Financial Highlights of FCAN

For the Audited financial statements for FCAN for its most recent fiscal year, and the report thereon by Deloitte & Touche LLP, independent auditor for FCAN, see the heading “Financial Highlights” in FCAN’s Prospectus.

Financial Highlights of FHK

For the Audited financial statements for FHK for its most recent fiscal year, and the report thereon by Deloitte & Touche LLP, independent auditor for FHK, see the heading “Financial Highlights” in FHK’s Prospectus.

Financial Highlights of FKO

For the Audited financial statements for FKO for its most recent fiscal year, and the report thereon by Deloitte & Touche LLP, independent auditor for FKO, see the heading “Financial Highlights” in FKO’s Prospectus.

10

PART C: OTHER INFORMATION

ITEM 15: INDEMNIFICATION

Section 9.5 of the Registrant’s Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 9.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.

To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

As used in this Section 9.5, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16: EXHIBITS

The following exhibits are filed herewith as part of this Registration Statement or incorporated herein by reference.

(1)	(a) Amended and Restated Declaration of Trust. (5)

(b) Amended and Restated Establishment and Designation of Series. (6)

(2)	By-Laws of the Registrant. (1)
(3)	Not applicable.
(4)	Form of Agreement and Plan of Reorganization (included in the Proxy Statement/Prospectus as Exhibit A thereto). (8)
(5)	Not applicable.

(6)	(a) Investment Management Agreement, dated April 8, 2011. (3)
(7)	(a) Distribution Agreement. (3)

(b) Exhibit A to Distribution Agreement. (4)

(8)	Not applicable.

(9)	(a) Custodian Agreement between the Registrant and Brown Brothers Harriman & Co., dated as of April 8, 2011. (3)

(b) Schedule A to Custodian Agreement by and between the Registrant and Brown Brothers Harriman & Co. (6)

(10)	(a) 12b-1 Service Plan. (2)

(b) Exhibit A of the 12b-1 Service Plan. (6)

(c) 12b-1 Plan Extension Letter Agreement. (7)

(11)	Opinion and Consent of Morgan, Lewis & Bockius LLP dated April 30, 2020. (8)
(12)	Opinion and Consent of Chapman and Cutler LLP dated April 30, 2020. (8)
(13)	Not applicable.
(14)	(a) Consent of Independent Registered Public Accounting Firm for First Trust Developed Markets ex-US AlphaDEX® Fund (8)

(b) Consent of Independent Registered Public Accounting Firm for First Trust Australia AlphaDEX® Fund, First Trust Canada AlphaDEX® Fund, First Trust Hong Kong AlphaDEX® Fund and First Trust South Korea AlphaDEX® Fund. (8)

(15)	Not applicable.
(16)	Powers of Attorney for Messrs. Bowen, Erickson, Kadlec, Keith and Nielson authorizing James A. Bowen, W. Scott Jardine, James M. Dykas, Kristi A. Maher and Eric F. Fess to execute the Registration Statement. (8)
(17)	Not applicable.

_______________

(1)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-171759) filed on January 19, 2011.
(2)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-171759) filed on April 8, 2011.
(3)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-171759) filed on April 30, 2012.
(4)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-171759) filed on April 22, 2015.
(5)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-171759) filed on January 19, 2018.
(6)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-171759) filed on April 17, 2018.

(7)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-171759) filed on April 29, 2019.
(8)	Filed herewith.

ITEM 17: UNDERTAKINGS

(1)       The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)       The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Wheaton and State of Illinois, on the 30th day of April, 2020.

First Trust Exchange-Traded AlphaDEX® Fund II

By: /s/ James M. Dykas

James M. Dykas, President and Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

Signature			Date
/s/ James M. Dykas	President and Chief Executive
James M. Dykas	Officer		April 30, 2020

/s/ Donald P. Swade	Treasurer, Chief Financial
Donald P. Swade	Officer and Chief Accounting Officer		April 30, 2020

)
James A. Bowen*	Trustee )
)
)
Richard E. Erickson*	Trustee )
)
	)	By:	/s/ W. Scott Jardine
Thomas R. Kadlec*	Trustee )		W. Scott Jardine
	)		Attorney-In-Fact
	)		April 30, 2020
Robert F. Keith*	Trustee )
)
)
Niel B. Nielson*	Trustee )
)
*	Original powers of attorney authorizing James A. Bowen, W. Scott Jardine, James M. Dykas, Kristi A. Maher and Eric F. Fess to execute Registrant’s Registration Statement, and Amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, are filed herewith.

EXHIBIT INDEX

(4)	Form of Agreement and Plan of Reorganization (included in the Proxy Statement/Prospectus as Exhibit A thereto). (8)
(11)	Opinion and Consent of Morgan, Lewis & Bockius LLP dated April 30, 2020. (8)
(12)	Opinion and Consent of Chapman and Cutler LLP dated April 30, 2020. (8)
(14)	(a) Consent of Independent Registered Public Accounting Firm for First Trust Developed Markets ex-US AlphaDEX® Fund. (8)

(b) Consent of Independent Registered Public Accounting Firm for First Trust Australia AlphaDEX® Fund, First Trust Canada AlphaDEX® Fund, First Trust Hong Kong AlphaDEX® Fund and First Trust South Korea AlphaDEX® Fund.(8)

(16)	Powers of Attorney for Messrs. Bowen, Erickson, Kadlec, Keith and Nielson authorizing James A. Bowen, W. Scott Jardine, James M. Dykas, Kristi A. Maher and Eric F. Fess to execute the Registration Statement. (8)